                            STOCK PURCHASE AGREEMENT

                                      AMONG

                           HMG WORLDWIDE CORPORATION,

                                  HMG-e, INC.,

                                   MARK ZEFF,

                        MARK ZEFF CONSULTING GROUP, INC.,

                                       and

                                 THE GLADE CORP.


                               Dated: May 31, 2000

                         Effective Date: January 1, 2000

                               TABLE OF CONTENTS

I.       SALE AND PURCHASE OF SHARES..............................................................................1
              1.1     Agreement to Sell and Purchase..............................................................1

II.      PURCHASE PRICE AND OTHER CONSIDERATION...................................................................2
              2.1     Sale of MZCG Shares; Purchase Price.........................................................2
              2.2     Seller Disclosure Schedule..................................................................2

III.     CLOSING; EFFECTIVE DATE..................................................................................2
              3.1     Transfer of MZCG Shares; Instruments of Transfer............................................2
              3.2     Payment of Purchase Price...................................................................3
              3.3     Additional Directors........................................................................3
              3.4     Other Deliveries............................................................................3

IV.      REPRESENTATIONS AND WARRANTIES OF SELLER.................................................................5
              4.2     Capitalization; Title to Shares.............................................................6
              4.3     Authorization...............................................................................6
              4.4     Acquisition of HMG Stock for Investment.....................................................7
              4.5     Effect of Agreement, Etc....................................................................7
              4.6     Restrictions; Burdensome Agreements.........................................................7
              4.7     Governmental Approvals......................................................................7
              4.8     Title to Assets.............................................................................8
              4.9     Financial Statements and Information........................................................8
              4.10    Accounts Receivable.........................................................................9
              4.11    Absence of Certain Changes or Events.......................................................10
              4.12    Taxes......................................................................................11
              4.13    Contracts Listed; No Default; Certain Agreements...........................................12
              4.14    Litigation; Other Third Party Consents; Insurance Claims; Product
                           Recalls; Customer Complaints..........................................................14
              4.15    Compliance with Laws and Regulations.......................................................14
              4.16    Governmental Licenses, Permits, Etc........................................................15
              4.17    Real Property..............................................................................15
              4.18    Environmental Compliance...................................................................15
              4.19    Insurance..................................................................................16
              4.20    Condition of Assets........................................................................16
              4.21    Employees, Labor Matters, Etc..............................................................16
              4.22    Employee Agreements........................................................................17
              4.23    Business Locations.........................................................................17
              4.24    Intellectual Property......................................................................17
              4.25    Bank Accounts..............................................................................18
              4.26    Selling Materials and Policies.............................................................18
              4.27    Warranties.................................................................................18
              4.28    Customers and Suppliers....................................................................18
              4.29    Brokers....................................................................................19
              4.30    Disclosure.................................................................................19
              4.31    Other Facts................................................................................19

V.       REPRESENTATIONS AND WARRANTIES OF BUYER AND HMG.........................................................20
              5.1     Organization and Standing of Buyer.........................................................20
              5.2     Buyer/HMG Authority........................................................................20
              5.3     Capitalization.............................................................................20
              5.4     HMG Stock; Acquisition of MZCG Shares for Investment.......................................20
              5.5     HMG SEC Filings............................................................................20
              5.6     Effect of Agreement, Etc...................................................................20
              5.7     Governmental Approvals.....................................................................21
              5.8     Litigation.................................................................................21
              5.9     Brokers....................................................................................21
              5.10    Disclosures................................................................................21
              5.11    Other Facts................................................................................22

VI.      ADDITIONAL COVENANTS OF THE PARTIES.....................................................................22
              6.1     Access to Information After Closing........................................................22
              6.2     Non-Competition; Non-Disclosure; Confidentiality...........................................22
              6.3     Employment Agreement.......................................................................25
              6.4     Zeff Brand; LLC Agreement..................................................................25
              6.5     Lock-Up; Piggy-back Registration Rights....................................................25
              6.6     Registration Rights Generally..............................................................26
              6.7     Permitted Transferees......................................................................27
              6.8     Certain Tax and Accounting Matters.........................................................27

VII.     INDEMNIFICATION.........................................................................................28
              7.1     By Seller..................................................................................28
              7.2     By Buyer and HMG...........................................................................28
              7.3     Claims Procedure...........................................................................29
              7.4     Limitations on Indemnification.............................................................30
              7.5     Separate Indemnification...................................................................31
              7.6     Sole and Exclusive Remedy..................................................................31

VIII.    MISCELLANEOUS...........................................................................................31
              8.1     Expenses...................................................................................31
              8.2     Survival of Representations, Warranties and Covenants......................................31
              8.3     Certain Definitions........................................................................31
              8.4     Succession and Assignments; Third Party Beneficiaries......................................32
              8.5     Notices....................................................................................32
              8.6     Construction...............................................................................33
              8.7     Counterparts...............................................................................33
              8.8     No Implied Waiver; Remedies................................................................33
              8.9     Entire Agreement...........................................................................33
              8.10    Headings...................................................................................33
              8.11    Severability...............................................................................33

SCHEDULE A                          SELLER DISCLOSURE SCHEDULE
SCHEDULE B                          BUYER DISCLOSURE SCHEDULE

EXHIBIT 2.1(b)                      EMPLOYEE SHARES
EXHIBIT 3.4(a)                      EMPLOYMENT AGREEMENT
EXHIBIT 6.4(a)                      LLC TERM SHEET
EXHIBIT 6.8(a)                      DISCLOSURE TO EMPLOYEES
EXHIBIT 7.1                         PERSONAL INJURY ACTIONS

                            STOCK PURCHASE AGREEMENT


         STOCK PURCHASE AGREEMENT, dated May 31, 2000, by and among HMG WORLDWIDE CORPORATION, a Delaware corporation ("HMG"), HMG-e, INC., a New York corporation ("HMG-e" or "Buyer"), MARK ZEFF CONSULTING GROUP, INC., a New York corporation ("MZCG"), THE GLADE CORP., a New York corporation ("Glade"), and MARK ZEFF, the sole shareholder and principal of each of Glade and MZCG ("Zeff" or "Seller");


                               W I T N E S S E T H

         WHEREAS, Zeff is the record and beneficial holder of 100 shares of common stock, no par value, of MZCG, which shares (the "MZCG Shares") constitute all of the issued and outstanding capital stock of MZCG;

         WHEREAS, Zeff is the record and beneficial holder of 100 shares of common stock, no par value, of Glade, which shares (the "Glade Shares") constitute all of the issued and outstanding capital stock of Glade;

         WHEREAS, MZCG is in the business of the design and build-out of residential and commercial interior spaces, and Glade is in the business of operating a retail store that sells personal care items and related accessories for the home (the "Business");

         WHEREAS, Zeff wishes to sell, assign, transfer and deliver to Buyer, and Buyer desires to purchase from Zeff, all of the MZCG Shares upon the terms and conditions and for the consideration hereinafter set forth; and

         WHEREAS, Buyer and Zeff desire to form a limited liability company (the "LLC") to which all or substantially all of the assets of Glade will be transferred, pursuant to the terms of Section 6.4 hereof and of a term sheet more fully described therein and attached as Exhibit 6.4 hereto (the "LLC Term Sheet");

         NOW, THEREFORE, in consideration of the premises and the mutual promises, covenants, representations and warranties made herein and of the mutual benefits to be derived herefrom, the parties hereto agree as follows:

                                       I.

                           SALE AND PURCHASE OF SHARES

         1.1 Agreement to Sell and Purchase. On the terms and subject to the conditions set forth in this Agreement, Zeff hereby agrees to sell to Buyer, and Buyer agrees to purchase from Zeff, the MZCG Shares for the purchase price set forth in Section 2.1 hereof at the closing provided for in Article IV hereof (the "Closing").

                                      II.

                     PURCHASE PRICE AND OTHER CONSIDERATION

         2.1 Sale of MZCG Shares; Purchase Price.

         (a) At the Closing, Zeff shall deliver to Buyer one or more stock certificates evidencing the MZCG Shares duly endorsed in blank or accompanied by stock powers duly endorsed for transfer to Buyer, with all necessary stock transfer stamps affixed.

         (b) At the Closing, HMG shall deliver, as the aggregate purchase price for the MZCG Shares, to (i) Seller, free and clear of all liens, claims and encumbrances, 300,000 unregistered shares (the "HMG Shares") of HMG's common stock, $.01 par value per share ("HMG Stock"), which HMG Shares shall have certain registration rights as set forth in Sections 6.5 and 6.6 hereof, and
(ii) to current employees of MZCG and/or Glade designated on Exhibit 2.1(b) hereof (the "Employees") an aggregate of 16,750 additional shares ("Employee Shares") of HMG Stock (the "Purchase Price"). The number of Employee Shares to be issued to each Employee shall be as set forth on Exhibit 2.1(b). Zeff shall have notified the Employees that the Employee Shares are unregistered shares and may not be offered, sold, transferred, assigned, exchanged, pledged, hypothecated or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or HMG receives an opinion of counsel satisfactory to HMG that any proposed disposition is exempt from such registration.

         2.2 Seller Disclosure Schedule. Set forth in Section 2.3 of Schedule A attached hereto (the "Seller Disclosure Schedule") is a true, correct and complete list of all material assets of each of MZCG and Glade and all material liabilities of MZCG and Glade not set forth on their respective balance sheets (each, a "Balance Sheet" and collectively, the "Balance Sheets") included in the Financial Statements (as defined in Section 4.9(a) hereof).

                                      III.

                             CLOSING; EFFECTIVE DATE

         The Closing of the transactions contemplated by this Agreement shall take place simultaneously with the signing of this Agreement at the offices of Parker Duryee Rosoff & Haft, 529 Fifth Avenue, New York, New York, at such time and date as the parties may mutually agree in writing (the "Closing Date"). For accounting, tax and other purposes, the purchase and sale of the MZCG Shares shall be deemed effective as of the opening of business on January 1, 2000 (the "Effective Date"). The following shall take place at the Closing, all of which shall be deemed to take place simultaneously:

         3.1 Transfer of MZCG Shares; Instruments of Transfer. Zeff shall deliver to Buyer, free and clear of all liens, claims and encumbrances, the stock certificates representing all of the MZCG Shares, with each such certificate duly endorsed in blank or accompanied by stock powers duly endorsed for transfer to Buyer, with all necessary stock transfer stamps affixed. Each of Zeff and MZCG shall also execute and deliver to HMG-e any and all instruments of sale, transfer, assignment and/or conveyance as HMG-e may reasonably request, evidencing the transfer of the MZCG Shares and/or ownership of MZCG to Buyer.

         3.2 Payment of Purchase Price.

         (a) HMG shall issue (i) free and clear of any lien, claim or encumbrance, one or more stock certificates representing an aggregate of 300,000 shares of unregistered HMG Stock to Seller and (ii) stock certificates evidencing the Employee Shares to the Employees pursuant to the terms of Section 2.1(b) hereof on account of Zeff's sale to Buyer of the MZCG Shares.

         (b) Each certificate representing any shares of HMG Stock and each document or instrument evidencing the Employee Shares issued pursuant to paragraph (a) of this Section 3.2 shall contain a legend evidencing the restrictions on transferability applicable to such securities under this Agreement and/or under applicable federal and state securities laws.

         3.3 Additional Directors. Seller hereby agrees that upon Closing, (a) the Board of Directors of MZCG and Glade shall increase to four (4) and three
(3) members, respectively, (b) the certificate of incorporation of MZCG shall be amended, (c) the by-laws of each of MZCG and Glade shall be amended to provide for such increase in the number of directors, (d) each of the following individuals shall be elected as an additional director of MZCG and Glade: Andrew Wahl and Robert V. Cuddihy, (e) David Lloyd shall be elected as an additional director of MZCG, and (f) Seller shall consent to the actions set forth in the preceding clauses (a) through (e) as sole shareholder and sole director of each of MZCG and Glade (the "Amending Consents"). The parties hereby agree to take, or cause MZCG to take, all other action necessary to effectuate the foregoing, including, without limitation, the adoption of any amendment to the by-laws and/or certificate of incorporation of MZCG and adoption of resolutions of its sole shareholder and director.

         3.4 Other Deliveries. The following additional documents shall be delivered by the respective parties at the Closing:

         (a) Seller and/or MZCG and/or Glade shall deliver or cause to be delivered to Buyer:

                  (i) the employment agreement, in the form of Exhibit 3.4(a)(i) hereto dated as of the Effective Date (the "Employment Agreement"), in accordance with Section 6.3 hereof, signed by Zeff as the employee and as President of MZCG;

                  (ii) a certificate, dated as of the Closing Date, of the Secretary of MZCG (A) certifying that attached thereto are true, correct and complete copies of (1) the resolutions of its Board of Directors and Zeff as sole shareholder with respect to this Agreement, the Employment Agreement and the transactions contemplated hereby and thereby (including the Amending Consents) and (2) its certificate of incorporation and by-laws, each as amended to date, and (B) certifying to its fulfillment of the conditions to Closing specified in this Agreement;

                  (iii) a certificate, dated as of the Closing Date, of the Secretary of Glade (A) certifying that attached thereto are true, correct and complete copies of (i) the resolutions of its Board of Directors and Zeff as sole shareholder of Glade with respect to this Agreement, the LLC Term Sheet and the transactions contemplated hereby and thereby and (2) its certificate of incorporation and by-laws, each as amended to date, and (B) certifying to its fulfillment of the conditions to Closing specified in this Agreement;

                  (iv) a Certificate of the Secretary of the State of New York with respect to each of Glade and MZCG, certifying as to such corporation's good standing within such jurisdiction;

                  (v) a certificate, dated as of the Closing Date, of each of Zeff, MZCG and Glade certifying as to the fulfillment of their respective covenants specified in this Agreement signed by Zeff in his individual capacity and in his capacity as President and sole shareholder of each of MZCG and Glade, respectively, and

                  (vi) originals or, in the case where there is no original in the possession of MZCG or Zeff, a fully executed copy, of all material Commitments and other agreements or commitments of any nature that have been reduced to writing on in any respect;

                  (vii) written consents of all third parties necessary to effectuate the transactions contemplated hereby;

                  (viii) the LLC Term Sheet, as executed by Seller for himself and on behalf of Glade;

                  (ix) all other schedules, exhibits, certificates and documents contemplated by this Agreement, or as deemed reasonably appropriate and necessary by HMG-e, HMG or their counsel.

         (b) HMG-e shall deliver or cause to be delivered to Seller:

                  (i) the Employment Agreement in the form of Exhibit 3.4 (a) hereto dated as of the Effective Date in accordance with the terms of
         Section 6.3 hereof, signed by duly authorized officers of Buyer and HMG;

                  (ii) stock certificates evidencing (A) the shares of HMG Stock to be issued to Seller and (B) the Employee Shares, each Employee to receive the number of shares of HMG Stock set forth opposite such Employee's name on Exhibit 2.1(b) hereto;

                  (iii) a certificate, dated as of the Closing Date, of the Secretary of each of HMG-e and HMG (A) certifying that attached thereto are true, correct and complete copies of (1) the resolutions of its Board of Directors with respect to this Agreement, the Employment Agreement, the LLC Term Sheet and the transactions contemplated hereby and thereby and (2) HMG-e's certificate of incorporation and by-laws, each as amended to date, and (B) certifying as to its fulfillment of the conditions to Closing specified in this Agreement;

                  (iv) a Certificate of the Secretary of the State of New York certifying to HMG-e's good standing in such jurisdiction;

                  (v) a Certificate of the Secretary of State of Delaware certifying to HMG's good standing in such jurisdiction;

                  (vi) a certificate, dated as of the Closing Date, of a duly authorized officer of HMG-e and a duly authorized officer of HMG certifying as to the fulfillment by each of them of its respective covenants specified in this Agreement;

                  (vii) The LLC Term Sheet, as executed by Buyer and HMG; and

                  (viii) All other schedules, exhibits, certificates and documents contemplated by this Agreement, or as deemed reasonably appropriate and necessary by Seller or his counsel.

                                      IV.

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Zeff hereby represents and warrants to HMG and HMG-e as follows, with the knowledge and understanding that HMG and HMG-e are relying materially on such representations and warranties:

         4.1 Organization; Good Standing, Power, Etc. Each of MZCG and Glade:

         (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of New York;

         (b) is qualified to conduct business as a foreign corporation and is in good standing under the laws of those jurisdictions set forth in Section 4.1(b) of the Seller Disclosure Schedule, and is not required to be qualified or authorized to do business as a foreign corporation in any other jurisdiction by reason of the nature of the business conducted by it or the properties owned or leased or operated by it, except where the failure to be so qualified or authorized to do business would not have a material adverse effect on the business, operations, assets or liabilities of MZCG and/or Glade;

         (c) has all requisite corporate power and authority, licenses, permits and franchises to:

                  (i) own or lease and operate its properties and assets; and

                  (ii) execute, deliver and perform this Agreement, the LLC Term Sheet and each of the other agreements required to be executed and delivered by MZCG and/or Glade pursuant hereto and to consummate the transactions contemplated hereby and thereby. The copies of the certificate of incorporation and by-laws of each of MZCG and Glade (as certified by their respective secretaries), each as amended to date and delivered to HMG-e and HMG at the Closing, are true, correct and complete copies of these documents as now in effect. Except as otherwise set forth in Section 4.1(c) of the Seller Disclosure Schedule, neither MZCG nor Glade owns any capital stock or other equity in any other corporation, company, partnership, business trust, or sole proprietorship or other entity; and

         (d) has no interest, direct or indirect, and has no commitment to purchase any interest, in any corporation, partnership, company, joint venture or other business enterprise or entity of any nature.

         4.2 Capitalization; Title to Shares. The authorized capital stock of each of MZCG and Glade, the number and types of shares of capital stock which are issued and outstanding and the par value thereof are as set forth in Section
4.2 of the Seller Disclosure Schedule. All such shares that are issued and outstanding are duly authorized, validly issued and outstanding, fully paid and non-assessable, and owned of record and beneficially by Zeff, free and clear of any lien, claim or encumbrance, and were not issued in violation of the preemptive rights of any Person.

         (a) There are no outstanding or authorized options, warrants, rights, contracts calls, puts, rights to subscribe, conversion rights or other agreements or commitments to which MZCG and/or Glade is a party or which are binding upon MZCG and/or Glade providing for the issuance, transfer, disposition or acquisition of any shares of any class or series of their respective capital stock. There are no outstanding or authorized equity appreciation, phantom stock or similar rights with respect to either MZCG or Glade.

         (b) Section 4.2(b) of the Seller Disclosure Schedule lists the directors and officers of each of MZCG and Glade, respectively. The minute book containing the records of meetings of the shareholders and the Boards of Directors, the stock certificate book, the stock record book and the books of account of each of MZCG and Glade are true, correct and complete in all material respects, and MZCG has previously furnished Buyer with true and complete copies of such minute books, stock certificate books, stock record books and books of account, which accurately reflect the ownership of all of the outstanding shares of the capital stock of MZCG. Zeff is the sole record and beneficial owner of all of the MZCG Shares and all of the Glade Shares, and the MZCG Shares are being transferred by Zeff hereunder free and clear of any and all liens, claims and encumbrances. All actions taken by each of MZCG and Glade since its respective organization and incorporation have been duly authorized by its Board of Directors and/or shareholders, as required, and subsequently ratified as necessary.

         4.3 Authorization. Each of Zeff, MZCG and Glade has the full legal right and power and all authority and approvals required to execute and deliver this Agreement, the LLC Term Sheet and each of the other agreements, including the Employment Agreement, to be executed by Zeff, MZCG, Glade, and/or any of them in connection with the transactions contemplated hereby, and this Agreement, the LLC Term Sheet and all such other agreements, including the Employment Agreement, will constitute, when executed and delivered by Zeff, MZCG and/or Glade in accordance herewith, the valid and binding obligations of each of Zeff, MZCG, and/or Glade, respectively, enforceable in accordance with their respective terms, subject to general principles of equity and bankruptcy or other laws relating to or affecting the rights of creditors generally. The execution and delivery of this Agreement, the LLC Agreement and the other agreements, including the Employment Agreement, contemplated hereby and thereby, and the performance by each of Zeff, MZCG and Glade of their respective obligations hereunder and thereunder have been duly authorized by the Boards of Directors of MZCG and Glade and by Zeff as the sole shareholder of each of MZCG and Glade.

         4.4 Acquisition of HMG Stock for Investment. Zeff is acquiring the HMG Stock for investment purposes, with no present intention to distribute, liquidate, transfer or resell such stock in violation of applicable securities laws, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

         4.5 Effect of Agreement, Etc. Except as set forth in Section 4.5 of the Seller Disclosure Schedule, the execution and delivery of this Agreement, the LLC Agreement, the Employment Agreement and the other agreements contemplated hereby and thereby and the consummation of the transactions contemplated hereby and thereby will not:

         (a) violate, conflict with or result in the breach of any of the terms or conditions of, result in modification of the effect of, or otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any instrument, contract or other agreement to which MZCG, Glade and/or Zeff is a party or to which any of MZCG, Glade and/or Zeff or any of their respective securities, assets or properties is or may be bound or subject;

         (b) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against or binding upon MZCG, Glade and/or Zeff or their respective securities, properties or assets; or

         (c) violate any statute or regulation of any jurisdiction as such statute, law or regulation relates to MZCG, Glade and/or Zeff.

         4.6 Restrictions; Burdensome Agreements. Neither MZCG, Glade nor Zeff is a party to any contract, commitment or agreement, and none of their respective properties or assets is subject to, or bound, or affected by, any certificate of incorporation, by-laws or other corporate restriction, or, to Zeff's knowledge, any regulation or other restriction of any kind or character, which would (a) prevent MZCG, Glade and/or Zeff from entering into this Agreement, the LLC Agreement or the Employment Agreement or from consummating any of the transactions contemplated hereby, (b) adversely affect its business, properties or prospects, its condition, financial or otherwise, or the Business, or (c) to the actual knowledge of Zeff, in the future adversely affect the Business, or any properties or prospects, or the condition, financial or otherwise, of either MZCG or Glade.

         4.7 Governmental Approvals. No governmental approval is required on the part of any of MZCG, Glade or Zeff in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. Except as set forth in Section 4.7 of the Seller Disclosure Schedule, no consent of any third party is required to be obtained by MZCG, Glade or Zeff in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby. Except as otherwise disclosed in Section 4.7 of the Seller Disclosure Schedule, all such consents shall have been obtained by the Closing.

         4.8 Title to Assets. Section 4.8 of the Seller Disclosure Schedule lists all of the material assets of MZCG and Glade used by them in their respective businesses. Such assets constitute all of the material assets necessary for the conduct of MZCG's and Glade's respective businesses. Except as set forth in Section 4.24 of the Seller Disclosure Schedule, MZCG has good and marketable title to the Service Marks. As between Seller and/or Glade on the one hand and MZCG on the other hand, MZCG has all rights in and to (i) the "Zeff" name and brand and all uses thereof and to (ii) each of the unregistered tradenames listed on Schedule 4.24 hereto (provided that Seller shall continue to be able to use his name other than for branding or similar commercial purposes). To the actual knowledge of each of Seller, MZCG and Glade, no third party has asserted any rights or made any claims with respect to Seller's name. Seller hereby agrees to execute and deliver all such documents and instruments and take all other actions as Buyer may request to effectuate the transfer from Seller to MZCG of all rights in the "Zeff" name and brand and the tradenames described in clause (i) of this paragraph. MZCG is the owner of the registered domain names listed on Schedule 4.24 hereto. Except with respect to certain Intellectual Property owned by MZCG described in Section 4.24 of the Seller Disclosure Schedule and used by Glade in its business, each of MZCG and Glade has good and marketable title to all assets and properties necessary for the conduct of its business, and all such assets and properties (a) are free and clear of all liens, claims, encumbrances and any other rights of third parties, except as otherwise set forth in Section 4.8 of the Seller Disclosure Schedule,
(b) are reflected as required by GAAP on the respective Balance Sheets included in their respective Financial Statements (as defined in Section 4.9(a) hereof), and (c) of MZCG will be transferred to Buyer at the Closing. Except as otherwise set forth on the Seller Disclosure Schedule, neither the whole nor any material portion of any of their respective assets or properties is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefor, nor, to the actual knowledge of MZCG, Glade or Zeff, has any condemnation, expropriation or taking been proposed. Each of MZCG and Glade has a valid leasehold interest in all property of which it is the lessee and each such interest is the subject of a lease which is valid, binding and enforceable against MZCG and/or Glade, respectively, and, in accordance with its terms, subject to general principles of equity and bankruptcy or other laws related to or affecting creditors' rights generally. Neither of MZCG and Glade nor, to the knowledge of Seller, any other party to any of such leases is in default in the performance of any provision thereof. Except as set forth in the Seller Disclosure Schedule, none of the assets of either of MZCG or Glade is subject to any restriction that would prevent continuation of the use currently made thereof or adversely affect the value thereof. Each of MZCG, Glade and Zeff has complete and unrestricted power and the unqualified right to sell, assign, transfer and deliver to Buyer or the LLC (pursuant to the LLC Term Sheet) all deeds, endorsements, assignments and other instruments to be executed and delivered to Buyer (or the LLC) by any of MZCG and/or Zeff at the Closing or by Glade and/or Zeff at the closing of the transactions contemplated by the LLC Term Sheet (the "LLC Closing"). The use by either MZCG or Glade of the real property leased by it does not materially violate any local zoning or similar land use laws.

         4.9 Financial Statements and Information.

         (a) The Seller Disclosure Schedule contains a true, correct and complete copy of the Balance Sheet of MZCG at December 31, 1999, statement of income and retained earnings and summary of operations, each for the year ended December 31, 1999 of MZCG, and the Balance

Sheet of Glade at December 31, 1999, and the statement of retained earnings and summary of operations of Glade, each for the year ended December 31, 1999 (collectively, the "Financial Statements"). The Financial Statements have been compiled by Donald Schwarz, the accountant to both MZCG and Glade, without qualification except as set forth therein. The business address of Mr. Schwarz is 2001 Palimer Avenue, Suite 201, Larchmont, New York 10538. The Financial Statements present fairly, in all material respects, the financial position and results of operations of each of MZCG and Glade as of the dates and periods indicated, and are prepared in accordance with GAAP consistently applied. Without limiting the generality of the foregoing, (i) except as set forth in the Seller Disclosure Schedule, neither Zeff, MZCG nor Glade has actual knowledge of any basis for any assertion against either of MZCG, Glade or Zeff as of December 31, 1999 of any debt, liability or obligation of any nature not fully reflected or reserved against in their respective Balance Sheets and (ii) neither Zeff, MZCG nor Glade has actual knowledge that there is any asset or assets of either MZCG or Glade the value of which (in the reasonable judgment of Seller) is or are materially overstated in either of said Balance Sheets.

         (b) Unless set forth on the Seller Disclosure Schedule, since December 31, 1999, there has not been any adverse change in the business, financial condition, operations, results of operations, or, to the actual knowledge of Zeff, the future prospects of either of MZCG or Glade. Since such date, each of MZCG and Glade has conducted its businesses only in the ordinary course.

         (c) Neither MZCG nor Glade has any liability (and, to the actual knowledge of MZCG, Glade and/or Zeff, there is no basis for any present or future action, suit, proceeding, hearing, investigation, change, complaint, claim or demand against any of them giving rise to any liability), except (i) as set forth in Section 4.9(c) of the Seller Disclosure Schedule; (ii) liabilities set forth on the Balance Sheet of each of MZCG and Glade dated December 31, 1999, respectively; and (iii) liabilities that have arisen after December 31, 1999 in the ordinary course of business (none of which is material or results from, arises out of, relates to, is in the nature of, or was caused by any breach any contract or Commitment, breach of warranty, tort, infringement or violation of law).

         (d) None of the financial or accounting information supplied or to be supplied by any of MZCG, Glade or Zeff to HMG or its accountants for inclusion in HMG's registration statement on Form S-1 and the prospectus contained therein, as currently being prepared and any amendments thereto and any other document filed with the SEC and any press release, in each case as of the date of such information, contains any untrue statement of material fact or omits to include any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there has been no material change in any such information since it was given to HMG, except as otherwise set forth in Section 4.9(d) of the Seller Disclosure Schedule.

         4.10 Accounts Receivable. The accounts receivable of each of MZCG and Glade as shown on their respective Balance Sheets contained in the Financial Statements (except those accounts receivable collected since such date) or disclosed in Section 4.10 of the Seller Disclosure Schedule and such additional accounts receivable as are reflected in Section 4.10 of the Seller Disclosure Schedule (which Schedule sets forth the accounts receivable on the books of each of MZCG and Glade as of a date within three (3) business days of the Closing Date and an aging schedule (to the nearest month) of such receivables have been generated in the ordinary course of business and reflect a bona fide obligation for the payment of goods or services provided by each MZCG and Glade, respectively.

         4.11 Absence of Certain Changes or Events. Except as set forth in
Section 4.11 of the Seller Disclosure Schedule, since December 31, 1999, neither MZCG, Glade nor Zeff has:

         (a) incurred any obligation or liability except (i) trade or business obligations incurred in the ordinary course of its business, none of which is materially adverse to either MZCG or Glade, (ii) obligations and liabilities under the Commitments (as defined in Section 4.13(a) hereof) listed in Schedule
4.13 to the extent permitted by such Commitments, respectively, and (iii) obligations and liabilities under this Agreement;

         (b) suffered any adverse change in its financial condition, results of operations, properties, assets, business, or to the actual knowledge of MZCG, Glade and/or Zeff, prospects;

         (c) suffered the occurrence of any event or events which, individually or in the aggregate, have had, or could reasonably be expected to have, an adverse effect on its financial condition, results of operations, properties or business, or to the actual knowledge of MZCG, Glade and/or Zeff, prospects;

         (d) incurred any damage, destruction or loss of any of its assets or properties by fire, storm, or other like or unlike casualty, whether or not covered by insurance;

         (e) experienced any change in the manner in which its business has been conducted;

         (f) undertaken any change in the treatment and protection of its trade secrets or other confidential information;

         (g) experienced any change in any of its business or contractual relationships with any employee, customer or supplier which could reasonably be expected to have an adverse effect on its business or, to the actual knowledge of Zeff, MZCG and/or Glade, its prospects;

         (h) declared, set aside, made or paid any dividend with respect to its capital stock or otherwise purchased or redeemed any shares of its capital stock;

         (i) incurred, prepaid, forgiven or canceled any indebtedness other than in the ordinary course of business, which incurrence, prepayment, forgiveness or cancellation, individually or together with any other indebtedness incurred, prepaid, forgiven or canceled could have an adverse effect on the business, assets or properties of MZCG or Glade, except as set forth in Section 4.11(i) of the Seller Disclosure Schedule;

         (j) acquired or disposed of any assets, or entered into any agreement or arrangement of any nature, except in the ordinary course of business, except as set forth in Section 4.11(j) of the Seller Disclosure Schedule;

         (k) entered into any agreement, whether written or oral, to do any of the foregoing;

         (l) adopted any change in the accounting principles, methods or practices or any change in depreciation or amortization policies or rates utilized by any of MZCG or Glade with respect to their respective businesses other than those required by any applicable governing authority in conformity with GAAP, other than any changes, if any, disclosed in Section 4.11(l) of the Seller Disclosure Schedule;

         (m) experienced any strike, material grievance, proceeding or other labor dispute, or any known union organizational activity or other occurrence, event or condition of any similar character, including, without limitation, any one or more occurrences which could result in a claim of discrimination, sexual harassment or any other violation of New York City, New York State or federal law, which could reasonably be expected to have an adverse effect any of the assets or the business of MZCG or Glade; or

         (n) experienced any occurrence or occurrences not included in any of paragraphs (a) through (m) of this Section 4.11 which Zeff has reason to believe, based on his actual knowledge, could, individually or in the aggregate, be expected to result, in any adverse change in the business of MZCG or Glade or the prospects.

         4.12 Taxes.

         (a) For purposes of this Agreement, (i) "Tax" (and, with correlative meaning, "Taxes") shall mean any federal, state, county, local or foreign taxes, charges, levies, other assessments, or income, charges, alternative or add-on minimum, business, employment, franchise, occupancy, payroll, property, sales, transfer, use, value added, withholding or other tax, levy, impost, fee, imposition, assessment or similar charge together with any related addition to tax, interest, penalty (civil or criminal) or fine thereon; and (2) "Returns" shall mean all returns, (including, without limitation, information returns and other material information), reports and forms relating to Taxes and any and all amendments to any of the foregoing.

         (b) Each of MZCG and Glade (and Zeff with respect to the business of MZCG and/or Glade) has duly filed all Returns required to be filed by such corporation or Zeff. All such Returns were, when filed, and to the knowledge of each of MZCG, Glade and Zeff are, accurate and complete in all material respects and were prepared in conformity with applicable laws and regulations. Each of MZCG, Glade and Zeff has paid or, if not yet due, will pay in full or has adequately reserved against all Taxes otherwise assessed against it through the Closing Date. Section 4.12(b) of the Seller Disclosure Schedule sets forth any such assessed and unpaid Taxes. None of MZCG, Glade nor Zeff is the beneficiary of any extension of time within which to file any Returns. No claim has ever been made by an authority in a jurisdiction where any of MZCG, Glade or Zeff (in any way related to the business of either MZCG and/or Glade) does not file Returns that it or he may be subject to taxation by that jurisdiction. There are no security interests on any of the assets of any of MZCG, Glade or Zeff that arose in connection with the failure (or alleged failure) to pay any Tax.

         (c) Except as set forth in Section 4.12(c) of the Seller Disclosure Schedule, none of MZCG, Glade and/or Zeff is a party to any pending action or proceeding by any governmental authority for the assessment of any Tax, and no claim for assessment or collection of any Tax related to any of MZCG, Glade or Zeff has been asserted against MZCG, Glade or Zeff that has not been paid; and no Return of any of MZCG, Glade or Zeff is currently under audit by the Internal Revenue Service or any other governmental authority. There are no Tax liens on any of the assets of MZCG or Glade (other than the lien of Taxes not yet due and payable). There is no valid basis, to the knowledge of any of MZCG, Glade or Zeff, except as set forth in Section 4.12(c) of the Seller Disclosure Schedule, for any assessment, deficiency, notice, 30-day letter or similar intention to assess any Tax to be issued to any of MZCG, Glade or Zeff (in any way relating to either MZCG or Glade) by any governmental authority.

         (d) All Taxes which either MZCG or Glade (or Zeff with respect to the business of MZCG or Glade) is required to collect or withhold have been duly and timely collected and withheld and have been set aside in accounts for such purposes, or to the extent required when due, have been duly and timely paid to the proper governmental authority.

         (e) Anything contained herein to the contrary notwithstanding, Seller hereby agrees to assume all liabilities for any and all Taxes of MZCG arising with respect to periods on or before the Closing Date, except (i) income Taxes for the 2000 calendar year, and (ii) all Taxes (other than Sales Taxes) arising in the ordinary course of business of MZCG between the Effective Date and the Closing Date that were either not paid by the Closing Date or are payable after the Closing Date and in either case are identified in Section 4.12(e) of the Seller Disclosure Schedule or the Balance Sheet of MZCG. Buyer hereby agrees to pay a maximum of up to $18,866.80 with respect to sales Tax liabilities, including any and all interest and penalties thereon, which liabilities are specified in Section 4.12 of the Buyer Disclosure Schedule (the "Maximum Sales Tax Liability"). Without limiting the generality or effect of the first sentence of this paragraph (e) Seller shall use his best efforts to have all liabilities for all sales Tax liabilities (other than the Maximum Sales Tax Liability) set forth in Section 4.12 of the Seller Disclosure Schedule, including interest and penalties thereon, removed, paid or reduced.

         4.13 Contracts Listed; No Default; Certain Agreements.

         (a) Section 4.13(a) of the Seller Disclosure Schedule contains a complete and correct list, as of the date hereof, of all agreements, contracts and commitments of the following types, written or oral, to which any of MZCG or Glade is a party or by which any of them or any of their properties is bound as of the date hereof: (i) mortgages, indentures, security and/or pledge agreements, letters of credit, loan agreements and other agreements, guarantees and instruments relating to the borrowing of money or extension of credit; (ii) employment, consulting, severance and agency agreements; (iii) collective bargaining agreements; (iv) bonus, profit-sharing, compensation, stock option, stock purchase, pension, severance, retirement, deferred compensation or other plans, trusts or funds for the benefit of employees, officers, agents or, directors (whether or not legally binding); (v) sales agency, manufacturer's representative or distributorship agreements; (vi) agreements, orders or commitments for the purchase of equipment, raw materials, supplies or finished products exceeding $5,000; (vii) agreements, orders or commitments for the sale of its services or products exceeding $5,000; (viii) Intellectual Property (as defined in Section 4.24 hereof), and all licenses thereof, transfer of technology or know-how and other Intellectual Property rights; (ix) confidentiality agreements (including agreements binding any of the employees of MZCG and/or Glade or their respective former employers); (x) agreements or commitments for capital expenditures in excess of $5,000 for any single project (it being warranted that all undisclosed agreements or commitments for capital projects do not exceed $10,000 in the aggregate for all projects); (xi) brokerage or finder's agreements; (xii) joint venture and partnership agreements; and (xiii) leases for equipment, real and personal property; and
(xiv) other agreements, contracts and commitments which involve aggregate payments or receipts of more than $10,000 (collectively, the "Commitments"). Each of MZCG, Glade and Zeff has made available to HMG-e complete and correct copies of all such written Commitments, together with all amendments thereto, and provided accurate descriptions of all oral agreements listed in Section 4.13(a) of the Seller Disclosure Schedule. All Commitments of the type described in this Section 4.13(a) are in full force and effect in accordance with their respective terms and there does not exist thereunder as of the date hereof any
(x) default or defaults by any of MZCG, Glade or Zeff or, to the knowledge of any of them, any other party thereto, which default or defaults, individually or in the aggregate, would adversely affect either MZCG or Glade or any of their respective assets or businesses, or (y) event or condition which, after notice or lapse of time or both, would constitute a default thereunder on the part of Seller or, to Seller's knowledge, any other party thereto, which default, individually or together with any other defaults covered by this clause (y), could adversely affect either MZCG, Glade or their respective assets or businesses.

         (b) Except as set forth in Section 4.13(b) of the Seller Disclosure Schedule, no Commitment to which any of MZCG, Glade or Zeff is a party or by which any of them or any of their respective assets or properties has, or in the future, to the actual knowledge of any of MZCG, Glade or Zeff, may have, an adverse effect on the business or assets of either MZCG or Glade. With respect to each of MZCG, Glade and Zeff, there are no outstanding powers of attorney, except routine powers of attorney relating to representation before governmental agencies or given in connection with qualification to conduct business in another jurisdiction.

         (c) As of the date hereof, neither MZCG, Glade nor Zeff is a party to any oral or written (i) consulting or similar agreement with any present or former director, officer or employee or any entity controlled by any MZCG, Glade or Zeff not terminable on thirty days' notice or less involving the payment of more than $10,000 per annum, (ii) agreement with any executive officer or other key employee of any of MZCG or Glade the benefits of which agreement are contingent, or the terms of which are altered, upon the occurrence of a transaction involving any of MZCG, Glade or Zeff of the nature contemplated by this Agreement, (iii) agreement with respect to any executive officer or other key employee of any of MZCG and Glade providing any term of employment or compensation guarantee extending for a period longer than one year or for the payment in excess of $10,000 per annum, or (iv) agreement or plan, including any stock option plan, stock appreciation right plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the LLC Agreement or the value of any of the benefits of which will be calculated on the basis of the transactions contemplated by this Agreement, except as set forth on Section 4.13(c) of the Seller Disclosure Schedule.

         (d) Except as disclosed on Section 4.13(d) of the Seller Disclosure Schedule or the Financial Statements, neither MZCG nor Glade is indebted for money borrowed, either directly or indirectly, from any of their respective officers, directors or Affiliates (as defined in Section 8.3 hereof), in any amount whatsoever, nor is any of their respective officers, directors or Affiliates indebted for money borrowed from any of MZCG, Glade or Zeff; nor is there any transaction of a continuing nature between MZCG and/or Glade on the one hand and Zeff or any of the other officers, directors or Affiliates of MZCG or Glade, on the other hand (other than by or through the regular employment thereof by either of MZCG or Glade), not subject to cancellation that will continue beyond the Closing Date (or the LLC Closing Date with respect to Glade) or has continued beyond the Effective Date, including, without limitation, use of either of MZCG's and/or Glade's assets, as the case may be, for any personal benefit with or without adequate compensation.

         4.14 Litigation; Other Third Party Consents; Insurance Claims; Product Recalls; Customer Complaints. No governmental approval is required on the part of any of MZCG, Glade or Zeff in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. Except as set forth in Section 4.7 or 4.14 of the Seller Disclosure Schedule, no consent of any third party is required to be obtained by any of MZCG, Glade or Zeff in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby. Except as otherwise disclosed in Section 4.7 or 4.14 of the Seller Disclosure Schedule, all such consents shall have been obtained by the Closing. Each of MZCG, Glade and Zeff has delivered or made available to HMG-e and/or HMG in accordance with the terms of this Agreement, copies of, and is delivering on the Closing Date, all files of MZCG and will deliver, on the LLC Closing Date, all files of Glade, in each case including, but not limited to, files containing all information with respect to (a) all customer complaints relating to service, (b) recalls of products or notifications therefor by any Governmental Authority or voluntarily by either of MZCG or Glade (or Zeff with respect to the any business or asset of MZCG or Glade) since January 1, 1998, and (c) claims made or threatened which either of MZCG or Glade (or Zeff) with respect to the business) has put in the hands of its insurance carriers since January 1, 1994 relating to personal or other injuries or other damages resulting from the production, manufacture, sale or use of any products produced, manufactured or sold by either of MZCG or Glade. Each of the liabilities from any such litigation is adequately described in the records and Financial Statements of MZCG and/or Glade, as applicable, provided to Buyer or is otherwise described in Section 4.14 of the Seller Disclosure Schedule, and adequate reserves therefor are maintained on their respective books.

         4.15 Compliance with Laws and Regulations. Each of MZCG and Glade (and Zeff with respect to the business and related assets of each of MZCG and Glade) is in compliance, in all material respects, with all laws, rules, regulations, orders and requirements (federal, state and local and foreign) applicable to it in all jurisdictions where its business is conducted or to which it is subject, including, without limitation, all applicable civil rights, anti-discrimination and equal opportunity employment laws and regulations, and all federal, antitrust, antimonopoly, fair trade practice laws and trademark laws, copyright laws, patent laws and other laws governing intellectual property in general, except where the failure to comply would not have an adverse effect on (a) MZCG and/or Glade, or (b) their respective businesses or assets. Except as disclosed in Section 4.15 of the Seller Disclosure Schedule, none of MZCG, Glade nor Zeff has actual knowledge of any assertion by any party that any of MZCG, Glade or Zeff is in violation in any material respect of any such laws, rules, regulations, orders, restrictions or requirements with respect to the operations of any of MZCG, Glade or their respective businesses and assets and no written notice in that regard has been received by any of MZCG, Glade or Zeff.

         4.16 Governmental Licenses, Permits, Etc. Each of MZCG and Glade has all material governmental licenses, permits, authorizations and approvals necessary for the conduct of its business as currently conducted ("Licenses and Permits"). Section 4.16 of the Seller Disclosure Schedule includes a list of all Licenses and Permits. All Licenses and Permits are in full force and effect, and no proceedings for the suspension or cancellation of any thereof is pending or threatened. Except as disclosed in such Schedule, all applications and amendments previously filed by either of MZCG, Glade or Zeff in connection with receiving such permits, licenses, franchises, orders, registrations or other approvals were correct at the time such applications were granted and made in accordance and substantial compliance with all applicable rules, regulations and instructions for the filing of the same. Access to all applications previously made or pending, including all related files, correspondence, notes and telephone logs (in connection therewith, all of which documents are maintained at the principal offices of MZCG or Glade, respectively) has been provided to HMG-e and all such applications, files, correspondence, notes and telephone logs will be transferred to and become the property of HMG-e at the Closing and the LLC Closing, respectively except to the extent required by Glade to dissolve and liquidate. Following the Closing, or the LLC Closing, as the case may be, Zeff, as President of each of MZCG and Glade and/or a member of the LLC, shall render reasonable assistance to MZCG, Buyer and the LLC in obtaining the continuation of such permits, licenses, franchises, orders, registrations or other approvals as may be required by the transactions contemplated hereby or by the LLC Term Sheet or the LLC Agreement (as defined in Section 6.4 hereof) or otherwise to assure continuation in MZCG and/or transfer to the LLC of all rights in any of the same. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in the revocation, cancellation or suspension of any of the Licenses and Permits.

         4.17 Real Property. Neither MZCG nor Glade (nor Zeff in connection with the business or assets of either MZCG or Glade) owns, directly or indirectly, any real property or interest therein except as set forth in Section 4.23 of the Seller Disclosure Schedule.

         4.18 Environmental Compliance.

         (a) Except as set forth in Section 4.18(a) of the Seller Disclosure Schedule, the business, operations, property and assets of each of MZCG and Glade, and, to the actual knowledge of MZCG, Glade and/or Zeff, the business of any subtenant or licensee which is occupying or has occupied any space on any premises of any of MZCG or Glade, the activities of which could result in any liability to any of MZCG, Glade or their respective businesses have been and are in compliance with all, and are not in violation of any, applicable federal, state and local or foreign environmental laws, rules or regulations relating to environmental matters including, without limitation, environmental protection, hazardous or toxic waste, including, but not limited to, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, including the 1986 Amendments thereto, the Superfunds Amendments and Reauthorization Act and the Resource Conservation and Recovery Act, or any other local, state or federal environmental laws, rules or regulations (all such laws, rules and regulations, collectively, the "Environmental Laws").

         (b) Except as set forth in Section 4.18(b) of the Seller Disclosure Schedule, no suit, claim, action, proceeding, or investigation, review or inquiry by any court or federal, state, county, municipal or local governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (all of the foregoing collectively referred to as "Governmental Entity") concerning any violation of the Environmental Laws by either of MZCG and Glade or any of their respective assets is pending or, to the actual knowledge of any of MZCG, Glade or Zeff, is threatened, including, but not limited to, matters relating to environmental protection or hazardous or toxic waste. Neither MZCG, Glade nor Zeff has actual knowledge of any reasonable basis or ground for any such suit, claim, investigation, inquiry or proceeding.

         4.19 Insurance. Section 4.19 of the Seller Disclosure Schedule sets forth an accurate description of each insurance policy (including, but not limited to, policies providing property, casualty, liability and workman's compensation coverage and bond and surety arrangements) to which any of MZCG and Glade (or Zeff, with respect to any asset or activity of the business of MZCG or Glade) has been a party, a named insured, or otherwise the beneficiary of coverage at any time within the past five years. With respect to each such insurance policy:

         (a) the policy is legal, valid, binding, enforceable, and in full force and effect;

         (b) the policy will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

                  (i) neither MZCG, Glade nor Zeff nor any other party to the policy is in breach or default (including with respect to the payment of premiums or the giving of notices), nor has any event occurred which, with notice or the lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under the policy; and

                  (ii) no party to the policy has repudiated any provision thereof.

         Each of MZCG and Glade has been covered during the past five years by insurance in scope and amount customary and reasonable for the business in which it has engaged during the aforementioned period. Section 4.19 of the Seller Disclosure Schedule describes any self-insurance arrangements affecting any of MZCG or Glade or any of their respective assets.

         4.20 Condition of Assets. The equipment, fixtures and other personal property of each of MZCG and Glade are in good operating condition and repair (ordinary wear and tear excepted) for the conduct of its business as currently conducted. Title to all such assets was acquired through arms-length transactions. Except as set forth in Section 4.20 of the Seller Disclosure Schedule, all assets necessary for the conduct of the business of each of MZCG and Glade is owned by MZCG or Glade, or leased by MZCG or Glade subject to valid and enforceable leases.

         4.21 Employees, Labor Matters, Etc.

         (a) Section 4.21 of the Seller Disclosure Schedule contains a complete and correct list of the names of all directors, officers and salaried employees of each of MZCG and Glade, including any employee on leave of absence or layoff status. Such Section or Section 4.22 of the Seller Disclosure Schedule also sets forth for each such employee the employer, employee name, job title, current compensation payable and any changes in compensation since December 31, 1999, Section 4.21 or 4.22 of the Seller Disclosure Schedule sets forth all pension, retirement, profit-sharing, thrift-savings, deferred compensation, stock bonus, stock option, cash bonus, employee stock ownership (including investment credit or payroll stock ownership), severance pay, insurance, medical, welfare or vacation plan or other employee Pension Benefit Plan or Employee Welfare Benefit Plan as defined in the Employee Retirement Income Security Act of 1974, as amended and the rules and regulations issued pursuant thereto (such Act, rules and regulations and any successor to any of them collectively, "ERISA") maintained by MZCG and/or Glade. There is no payment that has not been paid for more than 14 days past the date which would ordinarily be made in the ordinary course of business that is owed by either of MZCG or Glade to any of its directors, officers, employees, trustees, agents, brokers, representatives or other personnel, current and former, or any beneficiaries, dependents or survivors of the foregoing, in an amount individually, or in the aggregate, in excess of $10,000 (including, without limitation, expense reimbursement and severance payments), in accordance with the terms of their respective employment arrangements or under their employment, consulting, severance or agency agreements, if any.

         (b) None of the employees of either of MZCG or Glade is represented by any labor union or collective bargaining unit and neither MZCG, Glade nor Zeff has actual knowledge of any organizational efforts taking place with respect to such representation.

         4.22 Employee Agreements. Except as set forth in Section 4.21 or
Section 4.22 of the Seller Disclosure Schedule, neither MZCG nor Glade has any employee benefit, pension, welfare or other compensation plan, or any plan which is subject to ERISA. All such plans set forth on the Seller Disclosure Schedule are in full force and effect and comply in all material respects with applicable laws and regulations.

         4.23 Business Locations. Neither MZCG nor Glade owns or leases any real or personal property in any state or country except as set forth in Section 4.23 of the Seller Disclosure Schedule.

         4.24 Intellectual Property.

         (a) Section 4.24 of the Seller Disclosure Schedule lists all of the Intellectual Property (as hereinafter defined) owned by each of MZCG and/or Glade. "Intellectual Property" means all right, title and interest in and to all patents, copyrights, trademarks, trade names, assumed names, service marks, proprietary technology, processes and rights, proprietary names, copyrights, domain names and any registration and any pending applications for any such registration for any of the foregoing, together with all the goodwill relating thereto, and all other intellectual property owned by each of MZCG or Glade or used by either of them in their respective businesses. Other than as disclosed in Section 4.24 of the Seller Disclosure Schedule, neither MZCG nor Glade has any licenses granted by or to it or other agreements to which it is a party, relating in whole or in part to any Intellectual Property, whether owned by it or otherwise. All of the patents, trademark registrations and copyrights listed in Section 4.24 of the Seller Disclosure Schedule are owned by MZCG and are, to the knowledge of each of MZCG, Glade and Seller, valid and in full force and effect. As between Seller and/or Glade on the one hand, and MZCG on the other hand, MZCG owns all rights in and to the "Zeff" name and brand and the domain names and the unregistered tradenames listed on Schedule
4.24 hereto and all uses of all of the foregoing (provided that Seller shall continue to be able to use his name other than for branding or similar commercial purposes). Except as set forth in Section 4.24 of the Seller Disclosure Schedule, to the knowledge of any of MZCG, Glade or Zeff, neither MZCG nor Glade nor any Intellectual Property used by either of them is infringing upon, or otherwise violating, the rights of any third party with respect to any Intellectual Property. Except as otherwise set forth in Section
4.24 of the Seller Disclosure Schedule, no proceedings have been instituted against nor claims received by MZCG, Glade or Zeff, nor to the actual knowledge of any of them, are any proceedings or claims threatened alleging any such violation, nor does any of MZCG, Glade or Zeff have actual knowledge of any valid basis for any such proceeding or claim with respect to any Intellectual Property described or listed in Section 4.24 of the Seller Disclosure Schedule. Neither MZCG, Glade nor Zeff has any actual knowledge of any infringement by or of or other adverse claim or proceeding against any of the Intellectual Property owned or used by any of them.

         (b) Each of MZCG and Glade owns or has the right to use pursuant to license or agreement all Intellectual Property necessary for the operation of its business. Each item of Intellectual Property owned or used by MZCG and/or Glade immediately prior to the Closing hereunder will be owned or available for use by (i) MZCG, Buyer, and HMG from and after the Closing and (ii) the LLC from and after the LLC Closing Date, in each case on terms and conditions substantially identical to those on which they were owned or otherwise available for use by any of MZCG or Glade immediately prior to the Closing or the LLC Closing, respectively. Each of MZCG and Zeff has taken all reasonable action to protect each item of Intellectual Property owned by MZCG or used by MZCG in its the business, and will maintain its rights in and to the item of Intellectual Property or the use thereof through the Closing so as not to affect adversely the validity or enforceability of those rights.

         4.25 Bank Accounts. Section 4.25 of the Seller Disclosure Schedule contains a correct and complete list of each bank or other financial institution in which MZCG and/or Glade maintains an account or a safe deposit box, the account numbers of such accounts and the names of the authorized signatories for each such account. Neither MZCG nor Glade has any other account or safe deposit box.

         4.26 Selling Materials and Policies. Each of MZCG and Glade has made available to HMG and Buyer copies of all current catalogs and brochures in any media relating to products and services offered and or sold by each of MZCG and /or Glade and the pricing structure for volume and promotional discounts relating to such products and services.

         4.27 Warranties. Section 4.27 of the Seller Disclosure Schedule sets forth a true and complete list of the forms of all express warranties and guaranties made by either of MZCG or Glade to third parties with respect to any products sold or leased or services rendered. No product or service of either of MZCG and/or Glade has, at any time, been subject to any voluntary or governmental recall.

         4.28 Customers and Suppliers. Except as set forth in Section 4.28 of the Seller Disclosure Schedule, neither MZCG, Glade nor Zeff has any reason to believe that, either as a result of the transactions contemplated hereby or for any other reason (exclusive of expiration of a contract upon the passage of time), any present material customer or material supplier of either of MZCG or Glade will not continue to conduct business with Buyer after the Closing Date or, in the case of Glade, after the LLC Closing Date, in substantially the same manner as such customer or supplier has conducted business with MZCG and/or Glade in the past.
Section 4.28 of the Seller Disclosure Schedule sets forth a true, correct and complete list of each customer of MZCG and each customer of Glade that within the preceding twelve months accounted for an aggregate of 10% or more of the gross revenues of MZCG or Glade, respectively (each such customer or supplier respectively, a "material customer" or "material supplier").

         4.29 Brokers. Except as set forth in Section 4.29 of the Seller Disclosure Schedule, neither MZCG, Glade nor Zeff has made any agreement or taken any action with any Person or taken any action which would cause any Person to be entitled to any agent's, broker's or finder's fee or commission in connection with any of the transactions contemplated by this Agreement.

         4.30 Disclosure. Neither the Seller Disclosure Schedule nor any of the representations and warranties contained in this Article IV contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements and information contained in such representation or warranty and/or the Seller Disclosure Schedule, in light of the circumstances under which they are made, not misleading.

         4.31 Other Facts. Except for the representations and warranties set forth in this Agreement (including the Schedules and Exhibits hereto), or any certificate or other document or instrument required to be delivered by HMG or Buyer at the Closing of the transactions contemplated by Section 3.4 hereof, in deciding to sell the MZCG Shares, Seller has not relied upon any other fact, disclosure, information representation, warranty or disclosure made by Buyer or HMG or any representative of Buyer or HMG whether made orally or in writing.

                                       V.

                 REPRESENTATIONS AND WARRANTIES OF BUYER AND HMG

         HMG and Buyer jointly and severally represent and warrant to Seller as follows, with the knowledge and understanding that Seller is relying materially on such representations and warranties:

         5.1 Organization and Standing of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and has the corporate power to carry on its business as now conducted. HMG is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporation power to carry on its business as now conducted and to enter into this Agreement and the LLC Term Sheet (and the other agreements contemplated hereby), to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The copies of the certificate of incorporation of each of Buyer and HMG (certified by their respective Secretaries or Assistant Secretaries), each as amended to date and delivered to Seller at the Closing, are true, correct and complete copies of those documents as now in effect.

         5.2 Buyer/HMG Authority. The execution, delivery and performance by each of Buyer and HMG of this Agreement and the LLC Term Sheet and the consummation of the transactions contemplated hereby and thereby have been duly authorized by their respective Boards of Directors. This Agreement constitutes the valid and binding obligation of each of Buyer and HMG, enforceable against each of them in accordance with its terms, subject to general principles of equity and bankruptcy or other laws relating to or affecting the rights of creditors generally.

         5.3 Capitalization. The authorized capital stock of Buyer consists of 10,000 shares of common stock, par value $.01 per share, of which ten (10) shares are currently issued and outstanding; and the authorized capital stock of HMG consists of 50,000,000 shares of common stock, par value $.01 per share, of which 13,483,658 shares were issued and outstanding as at May 24, 2000. [To be brought current on closing date.]

         5.4 HMG Stock; Acquisition of MZCG Shares for Investment.

           (a) The HMG Shares to be delivered to Zeff and the Employee Shares to be delivered to the Employees at Closing, when issued in accordance with the terms of this Agreement, shall be duly authorized, validly issued, fully paid and non-assessable. Upon Closing, Seller will acquire title to the 300,000 shares of HMG Stock being issued to him pursuant hereto free and clear of any lien, claim or encumbrance. At Closing, the Employees will acquire title to an aggregate of 16,750 shares of HMG Stock being issued to them pursuant hereto free and clear of any lien, claim or encumbrance. The HMG Stock is traded on the NASDAQ SmallCap market.

         (b) Buyer is acquiring the MZCG Shares for investment purposes, with no present intention to distribute, liquidate, transfer or resell such stock in violation of applicable securities laws, including, without limitation, the Securities Act.

         5.5 HMG SEC Filings. Buyer has delivered to Seller copies of HMG's annual report on Form 10K as filed with the Securities and Exchange Commission (the "SEC") for HMG's 1999 fiscal year (the "10K") and all other reports filed pursuant to the Securities Exchange Act of 1934 for such year (collectively, the "SEC Filings"). Except as set forth in Section 5.5 of Schedule B attached hereto (the "Buyer Disclosure Schedule"), the SEC Filings, taken together, accurately describe the business currently conducted by HMG. The financial statements contained in the 10K present fairly, in all material respects, the financial position of HMG as of the respective dates and the results of its operations and its cash flows for the periods covered thereby and have been prepared in conformity with GAAP consistently applied. The SEC Filings, taken together, do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         5.6 Effect of Agreement, Etc. Except as set forth in Section 5.6 of the Buyer Disclosure Schedule or disclosed in any of the SEC Filings, the execution and delivery of this Agreement and the LLC Term Sheet and the consummation of the transactions contemplated hereby will not:

         (a) violate, conflict with or result in the breach of any of the terms or conditions of, result in modification of the effect of, or otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any instrument, contract or other agreement to which HMG or Buyer is a party or to which any of them or any of their respective securities, assets or properties is or may be bound or subject;

         (b) violate any order, judgment injunction, award or decree of any court, arbitrator or governmental or regulatory body against or binding upon any of HMG or Buyer or their respective securities, properties or assets; or

         (c) violate any statute or regulation of any jurisdiction as such statute, law or regulation relates to any of HMG or Buyer.

         5.7 Governmental Approvals. Except as disclosed in Section 5.7 of the Buyer Disclosure Schedule, no governmental approval is required on the part of any of HMG or Buyer in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby (except any filings as may be required to be made with the SEC). Except as set forth in
Section 5.7 of the Buyer Disclosure Schedule, no consent of any third party is required to be obtained by any of HMG or Buyer in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby. Except as otherwise disclosed in Section 5.7 of the Buyer Disclosure Schedule, all such consents shall have been obtained by the Closing.

         5.8 Litigation. Except as disclosed in Section 5.8 of the Buyer Disclosure Schedule or in any of the SEC Filings, there is no material judicial or administrative action, suit, proceeding or investigation pending, or to the actual knowledge of Andrew Wahl threatened, which affects or could adversely affect HMG or its business or assets, or to the actual knowledge of Andrew Wahl, the prospect of such business, or which has resulted in any liability on the part of HMG or HMG-e or which involves or could involve the validity of this Agreement or any agreement or instrument executed or to be executed in connection herewith or of any action taken or to be taken in connection herewith or therewith, nor has any such material action, suit, proceeding or investigation been pending within the two years preceding the date hereof that has not been disclosed in any filings by HMG with the SEC. There is no material action, suit or proceeding pending against, or, to the actual knowledge of Andrew Wahl, threatened against, Buyer or HMG before any court or arbitrator or any governmental body or agency which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated hereby.

         5.9 Brokers. Except as set forth in Section 5.9 of the Buyer Disclosure Schedule, neither Buyer nor HMG has made any agreement or taken any action with any Person or taken any action which would cause any Person to be entitled to any agent's, broker's or finder's fee or commission in connection with the transactions contemplated by this Agreement.

         5.10 Disclosures. Neither the Buyer Disclosure Schedule nor any of the representations and warranties contained in this Article V contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements and information contained in this Article V and/or the Buyer Disclosure Schedule, in light of the circumstances under which they are made, not misleading.

         5.11 Other Facts. Except for the representations and warranties set forth in this Agreement, any Exhibit or Schedule hereto, the Financial Statements or any certificate or other document or instrument required to be delivered by MZCG, Glade and/or Zeff at the Closing of the transactions contemplated by Section 3.4 hereof or at the LLC Closing, in deciding to purchase the MZCG Shares, neither Buyer nor HMG has relied upon any other fact, disclosure, information representation, warranty or disclosure made by Seller or any representative of Seller whether made orally or in writing.

                                      VI.

                       ADDITIONAL COVENANTS OF THE PARTIES

         The Parties covenant as follows:

         6.1 Access to Information After Closing. If, subsequent to the Closing Date, there is a legitimate purpose (including, but not limited to, the preparation of tax reports and returns, the need of Buyer or HMG for information for the operation of their respective businesses or the business of MZCG, Glade or the LLC, or HMG needs information for any document to be filed with the SEC or other disclosure which is required to be made pursuant to any applicable securities law, rule or regulation, or if there is an audit by the Internal Revenue Service, other governmental inquiry, or litigation or prospective litigation to which any of Zeff, MZCG, Glade, the LLC, Buyer, and/or HMG is or may become a party, making necessary access by Buyer, the LLC and/or HMG to the records of Zeff, or access by Zeff to the records of Buyer or HMG, or HMG requires any other information to be included any document to be filed with the SEC or which is otherwise required to be disclosed pursuant to any securities law, rule or regulation, or Zeff requires any information in connection with the payment of any personal Tax, preparation of any personal Return or the defense of any claim with regard to any Tax for any period prior to the Closing Date or the LLC Closing Date, as the case may be, each party shall allow representatives of the other party reasonable access to such records for such purpose; provided, however, that Zeff shall not have any right to access any records of Buyer or HMG following termination of Zeff's employment with Buyer or MZCG for any reason or termination or reduction in his interest as a member of the LLC for any reason.

         6.2 Non-Competition; Non-Disclosure; Confidentiality.

         (a) The following capitalized terms, as used herein, shall have the meanings set forth below:

                  "Non-Compete Period" shall mean the period commencing on the date of the first to occur of (i) expiration of the term of the Employment Agreement or (ii) its earlier termination and ending on the date which is either (A) the first anniversary of the date of such expiration or earlier termination (the "One-Year Non-Compete Period") or (B) the second anniversary of the date of such expiration or earlier termination (the "Two-Year Non-Compete Period").

                  "HMG Confidential Information" shall mean any information relating in any way to the business of HMG, Buyer and/or any of their respective Affiliates as now conducted or hereafter conducted during the Non-Compete period which information is disclosed or known to Seller as a consequence of, result of, or through his affiliation with Buyer and/or HMG or his conduct of the business of MZCG, Glade and/or the LLC, which information consists of technical or non-technical information about the products, processes, programs, concepts, forms, business methods, data, any and all financial or accounting data, marketing, customer lists or other information about customers, suppliers, or services and information corresponding thereto of Buyer, HMG, MZCG, the LLC or any of their respective Affiliates acquired by Seller at any time prior up to and including the last day of the Non-Compete Period. HMG Confidential Information shall not include any of such items that are published without violation by Seller of the terms of this Section 6.2 or are otherwise part of the public domain or freely available from trade sources or otherwise other than as the result of any violation by Seller of the provisions of this Section 6.2.

         (b) As a material inducement to Buyer and HMG to enter into this Agreement and to perform the transactions contemplated hereby, Seller undertakes and agrees that except as otherwise expressly provided in the LLC Term Sheet or the LLC Agreement, he shall not, directly or indirectly, (i) compete or participate as a director, officer, employee, consultant, agent, representative or otherwise or as (A) the holder of more than 5% of the equity securities of any Person, (B) a partner or (C) a joint venturer, (ii) have any direct or indirect financial interest, including, without limitation, the interest of a creditor, in any business competing directly with (1) the business of Buyer, HMG, MZCG (to the extent of any business of MZCG other than architectural or interior design) or any of their respective Affiliates at any time during the Two-Year Non-Compete Period, or (2) the business of MZCG, to the extent the business of MZCG consists of architectural or interior design at any time during the One-Year Non-Compete Period, in either case within a radius of two hundred
(200) miles of any office of Buyer, HMG, or MZCG or any of their respective Affiliates existing at any time during the Non-Compete Period. Anything contained in this paragraph (b) to the contrary notwithstanding, Seller shall have the right to compete with the architectural and/or interior design business of MZCG following termination of the Employment Agreement prior to the expiration of its term if the Employment Agreement is so terminated by MZCG or Buyer without Cause (as defined in the Employment Agreement) or by Seller on account of a material breach of any material obligation as provided in Section 7(e)(ii) of the Employment Agreement.

         (c) Following the One-Year Non-Compete Period, Seller shall not use the name, Mark Zeff Consulting Group or any confusingly similar name in the conduct of any business that competes with any business of Buyer, HMG, MZCG or any of their respective Affiliates, except as otherwise expressly provided in the LLC Term Sheet or the LLC Agreement.

         (d) Seller further undertakes and agrees that he shall not, at any time during the Two-Year Non-Compete Period, directly or indirectly, employ, cause to be employed or solicit for employment any employee of or consultant to Buyer, MZCG, HMG or any of their respective

Affiliates or induce or attempt to induce any customer of or supplier to Buyer, MZCG, HMG, or the LLC or any of their respective Affiliates to cease conducting business with any of Buyer, MZCG, HMG or the LLC or any of their respective Affiliates.

         (e) Seller shall (i) not, at any time, directly or indirectly, disclose to any Person, for any reason, or use for his personal benefit, any HMG Confidential Information, (ii) at all times take all precautions necessary to protect from loss or disclosure by him of any and all documents or other information containing, referring or relating to any HMG Confidential Information, (iii) promptly return to Buyer any and all documents or other tangible property containing, referring or relating to any HMG Confidential Information, whether prepared heretofore or hereafter by or on behalf of any of MZCG, Glade, Buyer, HMG, any of their respective Affiliates, Seller or any other Person. Notwithstanding any provision to the contrary contained in this paragraph (e), this paragraph shall not apply to (A) disclosure by Seller of any HMG Confidential Information as required by legal process regular on its face (including, without limitation, by subpoena or discovery requirement, (B) disclosure of any information which has become part of the public domain or is otherwise publicly disclosed, in either case through no fault or action of Seller], or (C) to use (but not disclosure) by Seller of any HMG Confidential Information to the extent related to any business he conducts in competition with MZCG without violation of this Section 6.2. The parties hereby expressly acknowledge and agree that use by Seller of HMG Confidential Information permitted by clause (C) of this paragraph (e) shall apply where Seller competes with the architectural or interior design business of MZCG as permitted by the last sentence of paragraph (b) of this Section 6.2.

         (f) Seller agrees that any and all ideas, innovations, inventions, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information which relates to the business of MZCG, Buyer, HMG or any of their respective Affiliates or any business which any of them has taken significant action to pursue and which are conceived, created, developed or made by Seller at any time prior to the date of this Agreement or thereafter while employed by or an officer or director of MZCG, Buyer, HMG or the LLC (all of the foregoing, "Work Product"), belong to MZCG, Buyer, HMG or the LLC, respectively. Seller shall promptly disclose all such Work Product to the Board of Directors of MZCG and perform all actions reasonably requested by such Board of Directors (whether during or after expiration of the term of the Employment Agreement) to establish and confirm such ownership (including, without limitation, assignments, consents, powers of attorney and other instruments) as each such Board of Directors in its sole discretion deems necessary, provided, however, that anything contained in this paragraph (f) to the contrary notwithstanding, that the rights of the parties in and to any products using the "Zeff Brand" shall be subject to the terms of the LLC Term Sheet and the LLC Agreement. MZCG, Buyer or HMG shall pay all fees due to public authorities in connection with the filing, recording, registration or transfer of any Work Product to secure ownership of Work Product in MZCG, Buyer or HMG.

         (g) Should the duration, geographic area or range of proscribed activities contained in any provision of this Section 6.2 be held to be too great, too large or too long by any court of competent jurisdiction, then such duration, geographical area or range of proscribed activities shall be modified to such degree as is required to make it or them reasonable and enforceable. Seller acknowledges that the restrictive covenants contained in this Section 6.2 are reasonable in view of the transactions contemplated hereby and Seller's receipt of the Purchase Price hereunder.

         (h) Seller acknowledges and agrees that entering into and performing under this Agreement and the observance of the restrictive covenants set forth in this Section 6.2 are additional consideration for HMG and Buyer to enter into this Agreement and the transactions contemplated hereby, and that in the event of the breach by Seller of any of the covenants contained in this Section 6.2, HMG, Buyer and/or the LLC will suffer substantial and irreparable harm which are not readily ascertainable or compensable in money damages. Seller therefore agrees that the provisions of this Section 6.2 shall be construed as an agreement independent of the other provisions of this Agreement and any other agreement, and that Buyer, HMG, MZCG, and their respective Affiliates, including, without limitation, the LLC, and the HMG Member (as defined in the LLC Term Sheet), in addition to any other remedies (including damages) provided by law, shall have the right and remedy to have each of the provisions of this
Section 6.2 specifically enforced by any court having equity jurisdiction hereof or thereof. The rights and remedies set forth in this paragraph 6.2(h) shall be in addition to, and not in lieu or derogation of, any other rights or remedies available to Buyer, HMG, MZCG and/or any of their respective Affiliates at law or in equity.

         6.3 Employment Agreement. As a further material inducement to Buyer to execute, deliver and perform its obligations under this Agreement, Zeff and Buyer shall enter into, execute and deliver the Employment Agreement.

         6.4 Zeff Brand; LLC Agreement. As soon as reasonably practicable after the Closing, Zeff and HMG shall negotiate in good faith, consistent with the terms of the LLC Term Sheet attached hereto as Exhibit 6.4 (which is hereby incorporated herein and made a part hereof), an agreement (the "LLC Agreement") pursuant to which Zeff and the HMG Member shall form the LLC to develop "Zeff Brand" products. Pending formation of the LLC and execution and delivery of the LLC Agreement, the business of Glade shall be managed and operated as if the LLC had been formed and the LLC Agreement had been executed and delivered as of the Closing Date. Simultaneously with the execution and delivery of the LLC Agreement, Glade shall execute and deliver a bring down certificate with respect to each of its representations and warranties contained herein.

         6.5 Lock-Up; Piggy-back Registration Rights.

         (a) During the period commencing on the Closing Date and continuing until the first anniversary thereof (the "Lock-Up Period"), Zeff shall not offer, sell, transfer, assign, exchange, pledge, hypothecate or otherwise dispose of any of the 300,000 shares of HMG Stock to be delivered to Zeff at Closing, without the prior consent of the Board of Directors of HMG, which consent shall not be unreasonably withheld. Zeff acknowledges and agrees that HMG shall give stop transfer instructions to the transfer agent for such shares of HMG Stock, which instructions shall be effective until expiration of the Lock-Up Period, whether or not any of the Shares are registered under the Securities Act prior to the expiration of the Lock-Up Period.

         (b) HMG and Buyer acknowledge that if at any time during the period from the date hereof through and including June 30, 2001 (the "Registration Rights Period"), HMG proposes to register any of its securities under the Securities Act (other than in connection with (i) any transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Form S-4, Form S-8 or any successor form thereto or (ii) HMG's underwritten public offering pursuant to Form S-1 currently being prepared), HMG or Buyer shall give written notice to Seller by registered or certified mail at least twelve (12) business days prior to the filing of such registration statement of its intention to do so (each such notice, a "Registration Notice"). If Seller gives written notice to HMG not more than ten (10) business days after HMG shall have given Seller a Registration Notice (each such notice from Seller, a "Notice of Exercise") of the desire to include in such proposed registration statement any of the 300,000 shares of HMG Stock to be issued to Seller hereunder (collectively, the "Registrable Shares"), HMG shall (subject to the limitations described below) afford Seller the opportunity to register such Registrable Shares under such registration statement. Notwithstanding the foregoing, HMG shall have the right at any time after a Registration Notice shall have been given (irrespective of whether Seller shall have given any Notice of Exercise in response to such Registration Notice) to elect not to file any such proposed registration statement or withdraw the same after the filing but prior to the effective date thereof.

         (c) In the event such registration statement is filed in connection with an underwritten offering and the managing underwriter or the representative of the several underwriters (the "managing underwriter") of any such registered offering advises HMG that the number of securities which Zeff, HMG and any other Persons having registration rights (regardless of whether such registration rights were granted on, prior to or subsequent to the date of issuance of this Agreement) intend to include in such offering would, in such managing underwriter's judgment, have a material adverse impact on the offering, then the number of Registrable Shares to be included in such offering for the account of Zeff, along with the securities of any other Persons having registration rights, but excluding securities that HMG intends to include in such offering, shall be reduced pro rata to the extent necessary to reduce the aggregate number of securities proposed to be registered to the aggregate number recommended by the managing underwriter.

         (d) Anything contained in this Section 6.5 to the contrary notwithstanding, none of the Registrable Shares may be offered, sold, transferred, exchanged, pledged, hypothecated or otherwise disposed of unless they are registered under Section 5 of the Securities Act or are exempt from such registration pursuant to Rule 144 promulgated under the Securities Act or other recognized exemption from such registration and the provisions of paragraphs (a) through (d) of this Section 6.5 shall have been satisfied.

         (e) In the event that any of the Registrable Shares are not registered under the Securities Act on or before March 1, 2001, HMG shall use its commercially reasonable efforts to file a registration statement with respect to such Registrable Shares (and any other HMG securities as HMG shall elect to register pursuant to the same registration statement) no later than June 30, 2001.

         6.6 Registration Rights Generally. HMG shall pay all registration expenses in connection with the registration of any Registrable Shares by Zeff pursuant to Section 6.5 above. HMG shall agree to indemnify Zeff if any of Zeff's Registrable Shares are included in a registration statement pursuant to such Section 6.5 in connection therewith substantially to the same extent as HMG would agree to indemnify any other selling stockholders that are not Affiliates of HMG; if Zeff participates in a registered offering hereunder, he shall indemnify HMG, each of the underwriters, if any, and their respective officers, directors and control Persons (as such term is defined in Section 15 of the Securities Act or Section 20 of the Exchange Act) solely with respect to information furnished by him for inclusion in any Registration Statement. HMG may require Zeff, if he gives a Notice of Exercise with respect to any Registrable Shares, as a condition to registration of any Registrable Shares, to furnish HMG such information, which HMG may request in writing, regarding Zeff, MZCG , Glade and/or the LLC and the distribution of such Registrable Shares as may be required to be included in any registration statement or amendment thereto or disclosed to the National Association of Securities Dealers, Inc. Zeff hereby agrees that if he participates in any registration as provided herein, he shall be bound by the terms of any lock-up agreement or other covenants requested by the managing underwriter with respect to any such registration and shall agree to complete, execute and deliver any and all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents, instruments and agreements requested by the managing underwriter or otherwise reasonably requested by HMG or any managing underwriter in connection therewith.

         6.7 Permitted Transferees. In the event that the Board of Directors of HMG consents to the transfer by Zeff of any Registrable Shares to any proposed transferee pursuant to Section 6.5(a) hereof, such consent shall be conditioned upon the agreement by the proposed transferee to execute and deliver an agreement pursuant to which such proposed transferee agrees to be bound by the provisions of this Article VI as a condition to the obligation of HMG to agree to the transfer of any Registrable Shares to such transferee and the transfer to such transferee of the registration rights granted thereunder.

         6.8 Certain Tax and Accounting Matters.

         (a) Seller shall pay all sales, use, transfer, real property transfer, recording, gains, stock transfer and other similar taxes and fees, including, without limitation, any New York State Gains Tax (collectively, "Transfer Taxes") arising out of or in connection with the sale of the MZCG Shares, the transfer of ownership of MZCG, and the transfer by Glade to the LLC of its assets, following the Closing, and Zeff hereby agrees to indemnify, defend and hold harmless MZCG, the LLC, the HMG Member, Buyer and HMG on an after-Tax basis with respect to all such Transfer Taxes. Seller shall pay all income Taxes imposed on him in connection with the sale of the MZCG Shares to Buyer and/or the transfer of substantially all of the assets of Glade to the LLC. Seller shall also notify all Employees of the potential tax consequences of the issuance to them of their respective Employee Shares by delivery to each Employee of a copy of Exhibit 6.8(a). Upon delivery to each Employee of such Exhibit, Seller shall obtain the signature of such Employee to an additional copy thereof, date the same and deliver such signed copy to Buyer and HMG at the Closing. Seller shall file all necessary documentation and Returns with respect to such Transfer Taxes.

         (b) After the Closing Date, Seller shall cooperate in the preparation of all Returns and shall provide (or cause to be provided) any records in the possession of Seller, MZCG or Glade and all other information that Buyer, HMG, the LLC or the HMG Member requests within Seller's possession or knowledge, and shall provide access to and the cooperation of Seller's accountant, to the extent requested by HMG or Buyer at HMG's or Buyer's expense or by the LLC or the HMG Member at the LLC's expense. Seller shall cooperate with Buyer and HMG in connection with any Tax investigation, audit or other proceeding.

         (c) For accounting purposes, the sale of the MZCG Shares by Seller to Buyer hereunder and the sale of the Glade assets to the LLC pursuant to the LLC Term Sheet shall each be accounted for as a purchase.

         (d) HMG shall (i) pay all Federal and state income taxes for MZCG for the year ended December 31, 2000 and (b) file Federal income tax Returns for HMG on a consolidated basis, including MZCG and the LLC (if any) for the year ending December 31, 2000.

                                      VII.

                                 INDEMNIFICATION

         7.1 By Seller. Seller covenants and agrees to defend, indemnify and hold harmless Buyer, the LLC, HMG and their respective Affiliates, officers, directors, employees and agents (collectively, the "Buyer Indemnitees") from and against, and pay or reimburse the Buyer Indemnitees for, any and all liabilities, obligations, losses, costs, deficiencies or damages (whether absolute or accrued) including, without limitation, interest, penalties and reasonable attorneys' fees and expenses incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (collectively, "Losses"), resulting from or arising out of: (a) the inaccuracy or breach of any representation or warranty of Seller in this Agreement, including the Schedules and Exhibits hereto, in the Employment Agreement, the LLC Agreement or in any certificate or other document delivered at Closing by Seller, MZCG or Glade as contemplated hereby or thereby (this Agreement, the Employment Agreement, the LLC Agreement and all such other certificates and documents being hereinafter referred to herein collectively as the "Seller Transaction Documents"); (b) the failure of Seller to perform any covenant or fulfill any of his other obligations contained in this Agreement or any of the Seller Transaction Documents; and (c) any of the "Excluded Buyer Liabilities." "Excluded Buyer Liabilities" shall mean: (i) any and all liabilities of Seller or MZCG for any Taxes, ERISA obligations or environmental matters arising with respect to any period prior to or including the Closing Date except (A) income Taxes of MZCG for the 2000 calendar year and (B) Taxes arising in the ordinary course of business of MZCG between the Effective Date and the Closing Date that were either not paid by the Closing Date or are payable after the Closing Date and in either case are identified in Section 4.12(e) of the Seller Disclosure Schedule or the MZCG Balance Sheet; (ii) any liability whatsoever with respect to the personal injury actions described in Exhibit 7.1 hereto; and (iii) any and all liabilities incurred by MZCG after December 31, 1999 and on or before the Closing Date not in the ordinary course of business and not disclosed in
Section 7.1(c) of the Seller Disclosure Schedule (other than liabilities in connection with any litigation or other proceedings instituted after the Effective Date as to which neither Zeff, Glade nor MZCG has any actual knowledge on the date hereof).

         7.2 By Buyer and HMG. Buyer and HMG jointly and severally covenant and agree to defend, indemnify and hold harmless Seller from and against, and to pay or reimburse Seller for, any and all Losses resulting from or arising out of (a) the breach or inaccuracy of any representation or warranty made by Buyer or HMG in this Agreement, in the Employment Agreement, the LLC Agreement or in any certificate or other document delivered by Buyer or HMG as contemplated hereby or thereby (this Agreement, the Employment Agreement and the LLC Agreement and such other certificates and documents being hereinafter referred to collectively as the "Buyer Transaction Documents"), or (b) the failure of Buyer or HMG to perform any covenant or fulfill any of its other obligations contained in this Agreement or any of the other Buyer Transaction Documents, (c) the Maximum Sales Tax Liability, to the extent actually incurred, but solely (i) with respect to such Maximum Sales Tax Liability as defined in Section 4.12(e) hereof and (ii) in the maximum amount set forth in said Section 4.12(e), and in Section 4.12(e) of the Buyer Disclosure Schedule and (d) other Taxes for which Buyer and/or HMG agrees to assume liability pursuant to paragraph (d) of Section 6.8 hereof. To the extent that Republic Bank seeks payment under its loan in the amount of $50,000 to Mark Zeff Consulting Group described in Section 7.2 of the Seller Disclosure Schedule from Seller individually, MZCG shall indemnify Seller therefor. MZCG hereby agrees to indemnify Seller to the extent that the third party to any agreement identified in Section 7.2 of the Seller Disclosure Schedule seeks payment from Seller individually pursuant to any individual guaranty of Seller contained in such agreement and described in said Section 7.2.

         7.3 Claims Procedure. In the event that any claim is asserted or demand is made by a third party against any party entitled to indemnification pursuant to the terms of this Agreement (each such party, an "Indemnified Party") or any Indemnified Party otherwise incurs any Losses for which it is entitled to indemnification hereunder, such Indemnified Party shall give notice to each other party that is required to indemnify such Indemnified Party hereunder (each such party, an "Indemnifying Party") promptly after such Indemnified Party has knowledge of any such demand, claim or Loss (each such claim or Loss, a "Claim") and the Indemnifying Party or Parties shall be entitled to assume the defense of any Claim, whether or not such Claim is the subject of any litigation, arbitration or administrative proceedings (each Claim which is the subject of any litigation, arbitration or administrative proceeding, a "Litigation"), and which defense shall include negotiations and settlement with respect to any Claim; provided, however, that (a) any counsel that conducts the defense of any Claim shall be reasonably satisfactory to the Indemnified Party or Parties, and the Indemnified Party or Parties may participate in such defense, but only at the expense of such Indemnified Party or Parties and without any indemnification pursuant to this Article VII for such participation, and (b) the failure by any Indemnified Party to give notice of the Claim or to give such notice on a timely basis shall not relieve the Indemnifying Party or Parties of their respective obligations under this Agreement, except to the extent that any Indemnifying Party or Parties does not receive notice of such Claim and suffers damage as a result thereof. In the defense of any Claim, no Indemnifying Party shall, except with the consent of the Indemnified Party or Parties, (i) consent to entry of any judgment or enter into any settlement agreement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Parties a release from all further liability with respect to such Claim, or (ii) pursue any defense strategy with respect to such Claim that an Indemnified Party believes, in good faith and in the exercise of its commercially reasonable business judgment, might be expected to affect adversely such Indemnified Party's liability with respect to any Taxes or the ability to conduct its business. In the event that any Indemnified Party determines in good faith in the exercise of its commercially reasonable business judgment that any proposed settlement of any Claim by any Indemnifying Party or Parties might be expected to affect adversely such Indemnified Party's liability with respect to any Taxes or the ability to conduct its business, such Indemnified Party shall have the right to take over and assume control of the defense of any Claim or the conduct of any Litigation or any negotiations relating to any Claim or Litigation at the sole cost and expense of the Indemnifying Party or Parties, provided that if an Indemnified Party takes over and assumes control of such defense, Claim, Litigation or negotiations for such Indemnified Party, the amount that such Indemnifying Party is required to pay pursuant to the indemnification provisions hereof shall be limited to the amount for which such Indemnifying Party is able to demonstrate that it could have settled such Claim or Litigation immediately prior to the assumption. In the event that the Indemnifying Party does not, or (if there is more than one Indemnifying Party) the Indemnifying Parties do not, assume control of any such defense, Claim, Litigation or negotiations as provided above, each of the Indemnified Parties shall have the right to defend against any Claim (including any Litigation) or to participate in any negotiations in respect thereof, and shall be entitled to settle such Claim or agree to pay the amount thereof in full in its (or their) reasonable judgment. In the event of the making, against any party hereto, of any Claim that is subject to indemnification hereunder, each of Seller, MZCG, Glade, HMG and Buyer shall cooperate in the defense thereof, subject to the terms of this Article VII, and shall make its records available to the other parties for the purpose of the defense of any such Claim.

         7.4 Limitations on Indemnification.

         (a) Seller shall have no liability for indemnification or otherwise with respect to any of the matters described in Section 7.1(a) or (b) hereof until the total of all Losses with respect to such matters exceeds the sum of ten thousand dollars ($10,000.00) (the "Basket Amount"), and then only for the amount by which such Losses exceed such Basket Amount. This limitation on liability for indemnification shall not apply with respect to indemnification by Seller (i) on account of any breach of Section 6.1 or 6.2 hereof, (ii) on account of any breach of Section 4.12(e), 6.6 or 6.8(a) or (b) hereof, and any sums paid or payable by Seller to Buyer or HMG on account of any of the matters set forth in the foregoing clauses (i), (ii) or (iii) shall not be included in determining whether the Basket Amount has been reached or exceeded. Seller's liability for the Excluded Buyer Liabilities shall not be subject to the Basket Amount and shall not be included in determining whether the Basket Amount has been reached or exceeded.

         (b) Neither Buyer nor HMG shall have any liability for indemnification or otherwise with respect to the matters described in Section 7.2(a) or (b) hereof until the total of all Losses with respect to such matters exceeds the Basket Amount, and then only for the amount by which such Losses exceed the Basket Amount. This limitation on liability for indemnification shall not apply with respect to indemnification by Buyer and/or HMG on account of a breach of
Section 6.6 hereof or the amount of the Maximum Sales Tax Liability assumed by either of them as provided in Section 4.12(e) hereof, and any sums paid or payable by Buyer or HMG to Seller pursuant to Sections 4.12(e) or 6.6 hereof shall not be included in determining whether the Basket Amount has been reached or exceeded.

         (c) Except as otherwise set forth in Section 7.5 hereof or elsewhere in this Article VII, the maximum aggregate amount of Losses that any Indemnified Party may recover hereunder pursuant to the provisions of this Article VII shall be equal to the Purchase Price; for purposes of this Section 7.4 (c), the Purchase Price shall be equal to the fair market value (as defined below) of the Registrable Shares to be delivered to Zeff at Closing. The fair market value of the Registrable Shares shall be derived by multiplying 300,000 by the closing bid price per share of HMG Stock on the business day immediately preceding the Closing Date.

         (d) No party shall be liable to any other party or to any of the Seller Indemnitees or Buyer Indemnitees for punitive damages except to the extent that liability for the same is incurred as the result of any Claim of any third party.

         7.5 Separate Indemnification. The limitation on indemnification set forth in Section 7.4(c) hereof shall not extend or apply to any obligation of Seller, Buyer or HMG to provide indemnification with respect to any breach of
Section 6.1, 6.2, 6.6 or 6.8(a) hereof or clause (c) of Section 7.1 or clause
(c) of Section 7.2 hereof.

         7.6 Sole and Exclusive Remedy. The indemnification provisions contained in this Article VII shall be the sole and exclusive remedy available to any party hereto for breach of any representation, warranty or covenant contained herein, except as otherwise provided in Section 7.5 or 6.6 hereof.

                                     VIII.

                                  MISCELLANEOUS

         8.1 Expenses. Each of the parties shall pay its own expenses incident to the negotiation, preparation, and carrying out of this Agreement, including all fees and expenses of their respective counsel, advisors and accountants for all activities of such counsel, advisors and accountants undertaken pursuant to this Agreement, whether or not the transactions contemplated hereby are consummated.

         8.2 Survival of Representations, Warranties and Covenants. All statements of any party hereto contained in this Agreement (including the Exhibits and Schedules hereto) or in any of the Seller Transaction Documents or the Buyer Transaction Documents shall be deemed representations, warranties and covenants by such party hereunder. All representations, warranties and covenants (other than covenants relating to any period or date following the Closing Date) made herein by any party to this Agreement, or pursuant hereto, shall survive the Closing for a period of two (2) years from the date hereof, except for representations and warranties relating to Taxes, ERISA or matters of local, state and federal environmental laws, rules and regulations, which shall survive until expiration of the applicable statute of limitations or, if there is no such statute, indefinitely. All representations and warranties relating to any Claim asserted in writing or any Litigation commenced prior to the expiration of the applicable survival period set forth in this Section 8.2 shall survive until such Claim or Litigation is resolved and is no longer appealable and payment in respect thereof, if any is owing, is made.

         8.3 Certain Definitions. As used in this Agreement, the following capitalized terms shall have the meanings set forth below:

         "actual knowledge" of any party with respect to any occurrence or information shall mean any oral or written notice actually received by such party with respect to such occurrence or information and/or any knowledge of such occurrence or information which such party would have but for its gross negligence or purposeful conduct.

         "Affiliate" shall mean any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. As used in the foregoing definition, the term "control" shall mean the power, through the ownership of voting securities, contract or otherwise, to direct the affairs of another Person.

         "Person" shall mean any natural Person and any corporation, partnership, company, firm, association, trust, sole proprietorship or any other entity or organization, including, without limitation, any government (whether federal, state, local or other political subdivision, or any agency, bureau or instrumentality of any of them).

         8.4 Succession and Assignments; Third Party Beneficiaries. No party to this Agreement may assign his or its rights or obligations hereunder without the express written consent of the other parties. Any attempted assignment in violation of this Section or Section 6.7 hereof shall be void and ineffective for all purposes. This Agreement shall be binding upon the heirs, successors and permitted assigns of the parties hereto. Except as expressly set forth in this Section, there shall be no third party beneficiaries of this Agreement.

         8.5 Notices. All notices, requests, demands, or other communications with respect to this Agreement shall be in writing and shall be (i) sent by facsimile transmission, (ii) sent by the United States Postal Service, registered or certified mail, return receipt requested, or (iii) Personally delivered by a nationally recognized express overnight courier service, charges prepaid, to the following addresses (or such other addresses as the parties may specify from time to time in accordance with this Section)


                  (a)      To Buyer, HMG or the HMG Member:

                           HMG Worldwide Corporation
                           475 Tenth Avenue
                           New York, New York 10018
                           Attn: Andrew Wahl
                           Fax No.:  (212) 564-3395

                           With a copy to:

                           Parker Duryee Rosoff & Haft, P.C.
                           529 Fifth Avenue
                           New York, New York 10017
                           Attn: Herbert F. Kozlov, Esq.
                           Fax No.:  (212) 972-9487

                  (b)      To Seller or Zeff:

                           Mr. Mark Zeff
                           Mark Zeff Consulting Group
                           260 West 72nd Street, #12B
                           New York, New York 10023
                           Fax No.:  (212) 580-2181

                           With a copy to:

                           Maloney, Mehlman & Katz
                           405 Lexington Avenue, 43rd Floor
                           New York, New York 10174
                           Attn.: Barry Mehlman, Esq.
                           Fax No.:  (212) 972-0111

Any such notice shall, when sent in accordance with the preceding sentence, be deemed to have been given and received on the earliest of (i) the day delivered to such address or sent by facsimile transmission, (ii) the fifth business day following the date deposited with the United States Postal Service, or (iii) 24 hours after shipment by such courier service.

         8.6 Construction. This Agreement shall be construed and enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

         8.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

         8.8 No Implied Waiver; Remedies. No failure or delay on the part of the parties hereto to exercise any right, power, or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver nor shall any single or partial exercise of any right, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. All rights, powers, and privileges granted herein shall be in addition to other rights and remedies to which the parties may be entitled at law or in equity.

         8.9 Entire Agreement. This Agreement, including the Exhibits and Schedules attached hereto, sets forth the entire understandings of the parties with respect to the subject matter hereof, and it incorporates and merges any and all previous communications, understandings, oral or written as to the subject matter hereof, and cannot be amended or changed except in writing, signed by the parties.

         8.10 Headings. The headings of the Sections of this Agreement or any Schedule hereto, where employed, are for the convenience of reference only and do not form a part hereof or of any such Schedule and in no way modify, interpret or construe the meanings of the parties.

         8.11 Severability. Except as otherwise provided in Section 6.2 hereof, to the extent that any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted herefrom and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect.

                 [BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement by and among HMG-e, Inc., HMG Worldwide Corporation, Mark Zeff Consulting Group, Inc., The Glade Corp. and Mark Zeff as of May __, 2000.




                                       HMG-e, INC.


                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                       HMG WORLDWIDE CORPORATION


                                       By:
                                            ------------------------------------
                                            Name:    Andrew Wahl
                                            Title:   Chief Executive Officer



                                       -----------------------------------------
                                                       MARK ZEFF


                                       MARK ZEFF CONSULTING GROUP, INC.


                                       By:
                                            ------------------------------------
                                            Name:    Mark Zeff
                                            Title:   President


                                       THE GLADE CORP.


                                       By:
                                            ------------------------------------
                                            Name:    Mark Zeff
                                            Title:   President

                                   SCHEDULE A

                           SELLER DISCLOSURE SCHEDULE

                                   SCHEDULE B

                            BUYER DISCLOSURE SCHEDULE

                                 EXHIBIT 2.1(b)

                                 EMPLOYEE SHARES




Name of Employee                                     Number of Shares

Allan Barr                                                2,000

Eric Barr                                                10,000

Angelo Bologna                                            1,250

Beverly Bartfield                                         1,250

Talin Cileli                                                500

Daniel Estes                                              1,250

Charles Thompson                                            500

                                                         ======

Total Employee Shares                                    16,750

                                 EXHIBIT 3.4(a)

                              EMPLOYMENT AGREEMENT

                                 EXHIBIT 6.4(a)

                                 LLC TERM SHEET

                                                                     EXHIBIT 6.4

                                 LLC TERM SHEET


---------------------------------- -----------------------------------------------------------------------------------
Name/Jurisdiction                  The limited liability company (the "LLC") shall be formed under the laws of the State of New York and shall be named Zeffstyle, LLC.
---------------------------------- -----------------------------------------------------------------------------------
Parties/Members                    Mark Zeff ("Zeff") and the HMG Member shall be parties to the LLC agreement and members of the LLC (as used herein, the "HMG Member" means HMG-e, Inc. ("HMG-e")
                                   unless HMG-e has designated another direct or indirect subsidiary of HMG Worldwide
                                   Corporation ("HMG"), in which event it shall be such subsidiary).
---------------------------------- -----------------------------------------------------------------------------------
Managing Member and                The HMG Member shall be the Managing Member and the Tax Matters
Officers                           Partner of the LLC. Zeff shall be the President of the LLC.
---------------------------------- -----------------------------------------------------------------------------------
Term/Duration                      The LLC shall have a term or duration of ninety-nine (99) years
---------------------------------- -----------------------------------------------------------------------------------
Business and Purpose               Directly or through one or more subcontractors or other agents or representatives, to develop, design, manufacture, produce, market, sell, distribute and otherwise deal with Approved Products (as hereinafter defined) under the "Zeff" brand or name and/or the Service Marks. Use of the "Zeff" name or brand and/or the Service Marks may be licensed by the LLC to third parties for the development, design, manufacturing, production, marketing, sale and/or distribution of products or categories of products, provided that (except with respect to products or product categories being developed, designed, manufactured, produced, marketed, sold and/or distributed by a subcontractor or other agent or representative of the LLC at the
                                   LLC's request), such licensing shall require the approval of both Zeff and the HMG
                                   Member.
---------------------------------- -----------------------------------------------------------------------------------
Products                           The "Approved Products" shall consist of any products in the product categories set forth on Schedule I attached hereto and made a part hereof and (ii) Approved
                                   Categories, where "Approved Categories" means such other categories of products as the HMG Member may request from time to time and that are approved by Zeff (such approval not to be unreasonably withheld or delayed), exclusive, however, of any product category set forth on Schedule II attached hereto and made a part hereof.
---------------------------------- -----------------------------------------------------------------------------------
Initial Contributions              Zeff shall contribute, or cause to be contributed, to the LLC all of the assets of The Glade Corp. ("Glade"), which assets shall include, without limitation, to the extent the same are not held by Mark Zeff Consulting Group ("MZCG"), (i) all trade names, trademarks, logos, designs, copyrights, patents, know-how, inventions, ideas and other proprietary or confidential material or information owned or held by Glade as of the date of the Stock Purchase Agreement, which shall include, without limitation, the perpetual, exclusive royalty-free right to use (to the extent the same are not held by MZCG) the "Zeff" name and brand and all related trade names, trademarks, logos and
---------------------------------- -----------------------------------------------------------------------------------

---------------------------------- -----------------------------------------------------------------------------------
                                   designs, including the Service Marks, (ii) all applications and/or licenses (and other contractual rights) with respect to any of the foregoing, (iii) the lease for the premises currently rented by Glade in Southampton, New York, and all other contractual rights held by Glade (with, as applicable, the consent of the other parties thereto) and (iv) all of the inventory of Glade. Concurrently with such contribution, the LLC shall assume (i) all of the liabilities of Glade set forth in
                                   Glade's March 31, 2000 balance sheet, including the HMG Loan (as defined below),
                                   (ii) all liabilities for returned goods, (iii) all liabilities incurred by Glade in the normal and ordinary course of its business subsequent to March 31, 2000 and prior to the execution and delivery of the LLC Agreement, (iv) all liabilities with respect to unfulfilled purchase orders received from customers of Glade or placed by
                                   Glade with any vendor, in each case in the normal and ordinary course of its business and (v) all liabilities arising and accruing from and after the date of the
                                   LLC Agreement under any executory contract expressly assumed by the LLC. Glade shall bear, and remain responsible for, all of its liabilities not expressly assumed by the LLC and shall indemnify the LLC with respect to such liabilities, which indemnity shall be guaranteed by Zeff. The HMG Member shall contribute, or cause to be contributed, to the LLC the amount of ten dollars ($10.00). In the event Glade's
                                   March 31, 2000 balance sheet is not acceptable to the HMG member, the HMG Member shall not be obligated to enter into the LLC Agreement.
---------------------------------- -----------------------------------------------------------------------------------
Additional Contributions           Neither party shall be obligated to make any further or additional capital contribution to the LLC without the consent of that party. No capital contribution shall be accepted by the LLC from a third party without the consent of both Zeff and the HMG Member, with it being agreed and understood that in the event any third party should make a capital contribution to the LLC, the interests of Zeff and the
                                   HMG Member in the LLC would be diluted in equal proportionate amounts.
---------------------------------- -----------------------------------------------------------------------------------
Funding Obligations                Following formation of the LLC but in any event on or prior to December 31, 2000, the HMG Member will loan (or cause an affiliate to loan), or advance (or cause an affiliate to advance) on behalf of the LLC an aggregate of one hundred thousand dollars ($100,000), net of twenty-one thousand dollars ($21,000) heretofore advanced by HMG to Glade (such advance, the "HMG Loan") to the LLC, which loan (inclusive of the HMG Loan, the "Initial Loan") shall be evidenced by, and repaid in accordance with, a non-negotiable promissory note that bears interest at a rate per annum equal to the commercial lending rate of PNC Bank, NA as publicly announced to be in effect from time to time plus one and one-quarter percent (1 1/4%), is repayable on
                                   December 31, 2010 and otherwise contains customary terms and conditions. In addition, subject to the adoption and approval by Zeff and the HMG Member (any such approval not to be unreasonably withheld or delayed, it being agreed and understood,
---------------------------------- -----------------------------------------------------------------------------------


---------------------------------- -----------------------------------------------------------------------------------
                                   however, that the HMG Member may, in its sole discretion, withhold its approval of any aspect of the business plan that would require it to advance funds) of a business plan for the LLC (any such business plan, the "Approved Business Plan"), the HMG Member will advance additional amounts, up to an aggregate of one hundred and fifty thousand dollars ($150,000), to the LLC, subject to such schedule, benchmarks, performance criteria and other conditions as may be set forth in the
                                   Approved Business Plan. Any such further or additional advance made to the LLC is herein referred to as a "Subsequent Loan;" and each Subsequent Loan shall be shall be evidenced by, and repaid in accordance with, a non-negotiable promissory note that bears interest at a rate per annum equal to the commercial lending rate of PNC
                                   Bank, NA as publicly announced to be in effect from time to time plus one and one-quarter percent (1 1/4%), is repayable on December 31, 2010 and otherwise contains customary terms and conditions. If the HMG Member shall fail to make (or cause an affiliate to make) the full amount of the Initial Loan to the LLC on or prior to December 31, 2000, , then the LLC's right to use the "Zeff" name and brand and/or the Service Marks in connection with the development, design, manufacturing, production, marketing, sale and distribution of Approved Products shall be terminated; provided, however, that such right shall not be terminated if, on account of or with respect to any breach by Zeff (which, for these purposes, shall be deemed to include any breach by MZCG or Glade) of any of his/its representations, warranties, duties, obligations and other agreements under the LLC Agreement, the
                                   Employment Agreement and/or the Stock Purchase Agreement, HMG and/or any of its
                                   affiliates has suffered or incurred damages, losses or liabilities in an aggregate amount (exclusive of any basket) equal to or in excess of the amount, if any, by which one hundred thousand dollars ($100,000) exceeds the aggregate amount
                                   (inclusive of the HMG Loan) that has been advanced to the LLC, or for the LLC's account, on or prior to December 31, 2000.
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Members                            The initial members shall be the HMG Member and Zeff. No additional members shall be admitted to the LLC without the consent of each of the initial members, which consent may be withheld in the sole and absolute discretion of each such member.
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Management and Voting              Except as otherwise expressly provided herein, operational management of the LLC shall be subject to the mutual control and determination of the HMG Member and Zeff, provided that the LLC shall not develop, market, sell, distribute and otherwise deal with any products under the "Zeff" name or brand other than Approved Products.
                                   Notwithstanding the foregoing, (i) the HMG Member shall retain control over accounting, financial and budgetary matters generally (provided, however, that any equity financing, or any debt financing in excess of the Initial Loan and the
                                   Subsequent Loans,
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                                                           3



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

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                                   shall require the agreement of the HMG Member and Zeff), (ii) the HMG Member may
                                   (without the consent or approval of Zeff but subject to a 30-day right of first refusal granted to Zeff) arrange for or cause the sale or other disposition by the
                                   LLC of all or substantially all of its business and assets to any independent third party and (iii) in the event the HMG Member shall deem it desirable that it and Zeff sell all of their respective interests in the LLC to an independent third party,
                                   Zeff will agree to sell all of its interest in the LLC to such independent third party on the same terms and conditions that the HMG Member sells all of its interest in the LLC to such independent third party, subject, however, to Zeff having first been granted a 30-day right of first refusal to match all of the terms and conditions of any offer by such independent third party. In the event any independent third party shall indicate to either member of the LLC such party's interest in making an acquisition of the LLC, any interest in the LLC or any of the business and assets of the LLC, such member shall promptly notify the other member thereof and on a timely basis keep the other member reasonably informed of any negotiations relating to any such acquisition. Notwithstanding the foregoing, until
                                   December 31, 2002, Zeff shall (subject to the provision below relating to the termination of consent and approval rights) retain exclusive control (subject only to budgetary limitations) over the creative aspects of the design, development, production and manufacture of any products by the LLC under the "Zeff" name or brand or under any Service Mark; thereafter, Zeff shall accept such suggestions as the HMG
                                   Member (or any designee of the HMG Member) may from time to time reasonably make with respect to creative aspects of the design, development, production and manufacture of any Approved Products by the LLC under the "Zeff" name or brand or under any Service Mark; provided, however, that, if Zeff shall not act diligently and in good faith in the exercise of the right to control such creative aspects of the design, development, production and manufacture of any Approved Products by the
                                   LLC under the "Zeff" name or brand or under any Service Mark, such right shall be vested in the HMG Member or such designee(s) as the HMG Member may from time to time designate.
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Determination and                  Profits shall be determined by the independent accountants for HMG on an accrual
Allocation of Profits              basis and otherwise in accordance with generally accepted accounting practices.
                                   All profits and, as applicable, all depreciation, amortization and other deductions shall be allocated 50.1% to the HMG Member and 49.9% to Zeff, subject, however, to adjustment as provided below.
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Distributions                      Distributions from the LLC shall be made from time to time as the HMG  Member and
                                   Zeff may from time to time mutually determine;  provided, however, that it will be the general  intent of the parties  that,  on or before April 1 of each year,  the
                                   LLC shall (subject to the
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                                                           4

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
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                                   availability of cash in light of the LLC's anticipated needs for working capital)
                                   distribute to and between Zeff and the HMG Member an amount that, when added to all amounts theretofore distributed to the members, equals at least forty percent (40%)
                                   of the profits of the LLC from its inception through the end of the calendar year next preceding such April. Any distribution made by the LLC shall be paid to and between the HMG Member and Zeff in proportion to the respective amounts of the profits allocated to them and not theretofore distributed to them. Notwithstanding anything contained in the foregoing to the contrary, in its discretion, the HMG
                                   Member may from time to time allocate and pay from the LLC up to sixty percent (60%)
                                   of the profits of the LLC in prepayment of the Initial Loan and/or any Subsequent
                                   Loan, provided that the aggregate amount so allocated and paid from the LLC shall not, without the prior consent of both the HMG Member and Zeff, one hundred and fifty percent (150%) of the aggregate amount of profits that has been distributed to and between the HMG Member and Zeff. Under no circumstances (except with the consent of the HMG Member) may more than forty percent (40%) of the profits of the LLC be distributed to the members of the LLC until the Initial Loan and each Subsequent
                                   Loan has been repaid in full.
---------------------------------- -----------------------------------------------------------------------------------
Death or Disability                In the event of the death or Total Disability (as defined in the Employment
                                   Agreement) of Zeff, (A) all rights of Zeff under the LLC Agreement to approve or consent to any plan, action or other matter shall terminate and (B) the HMG Member shall have the right to purchase from Zeff (or his estate, heirs, executor, administrator or other legal representative) all of Zeff's interest in the LLC for an amount equal to the value of Zeff's interest in the LLC at the time of his death or Total Disability (such value being hereinafter referred to as the "Zeff Interest
                                   Purchase Price"), which value is to be determined by an independent third party mutually agreeable to the HMG Member and Zeff (or his executor, administrator or other legal representative) or, in the event the HMG Member and Zeff (or his executor, administrator or other legal representative) cannot, within sixty (60)
                                   days following such death or thirty (30) days following such Total Disability, agree upon such an independent third party, by such arbitrator as may, upon the request or petition of either the HMG Member and Zeff (or his executor, administrator or other legal representative) be appointed by, and in accordance with, the Rules of the
                                   American Arbitration Association. The HMG Member shall have sixty (60) days after being advised in writing of the Zeff Interest Purchase Price to exercise its right to purchase all of Zeff's interest in the LLC. The Zeff Interest Purchase Price shall be payable in five (5) equal installments, together with interest on the outstanding amount at a per annum interest rate equal to the prime rate from time to time of Citibank (or any successor bank) plus one and one-quarter percent
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                                               5

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                                   (1 1/4%).
---------------------------------- -----------------------------------------------------------------------------------
Termination For Cause              In the event of (i) any continuing breach by Zeff of his material obligation under the LLC Agreement, (ii) conviction of a felony, (iii) being sentenced to incarceration for a period of six months or more or (iv) any fraud, embezzlement or defalcation against the HMG Member, any affiliate thereof or any client, customer, supplier or vendor of the HMG Member or any affiliate thereof (which in each case, shall be based upon factual evidence and not mere allegation), (a) all rights of
                                   Zeff under the LLC Agreement to approve or consent to any plan, action or other matter shall terminate and (b) Zeff's interest in the profits of the LLC shall be reduced by half.
---------------------------------- -----------------------------------------------------------------------------------
Ability To Compete                 Notwithstanding the expiration of any period during which Zeff is prohibited under the Stock Purchase Agreement or the Employment Agreement not to compete with
                                   MZCG or any disposition of his interest in the LLC, Zeff shall not (except on account of a shortfall in the funding of the Initial Loan as provided above) have the right to use the "Zeff" name or brand, any of the Service Marks or any similar or related intellectual property (whether now existing or hereafter developed by
                                   MZCG or the LLC), all of which shall remain the exclusive property of MZCG or the
                                   LLC, as the case may be. So long as Zeff continues to have any interests in the profits of the LLC, Zeff shall not be entitled to compete with the LLC. Following the disposition of all of his interest in the LLC, Zeff shall be prohibited from engaging, directly or indirectly, in the development, design, manufacturing, production, marketing, sale and/or distribution of any products that are in any product category in or with respect to which the LLC has, prior to such disposition, developed, designed, manufactured, produced, marketed, sold and/or distributed products under the "Zeff" name or brand or under any Service Mark.
---------------------------------- -----------------------------------------------------------------------------------
Miscellaneous                      Customary confidentiality and non-solicitation provisions, which will essentially track the corresponding provisions in the Employment Agreement and Stock Purchase
                                   Agreement.
---------------------------------- -----------------------------------------------------------------------------------
Defined Terms and                  Capitalized terms used herein and defined in the Stock Purchase Agreement to
References                         which this LLC Term Sheet is attached as Exhibit 6.4(a) are, unless otherwise defined herein or the context herein otherwise requires, used in this LLC Term Sheet with the respective meanings ascribed thereto in the Stock Purchase Agreement. This
                                   "Agreement" shall mean the Stock Purchase Agreement to which this LLC Term Sheet is attached as Exhibit 6.4(a) as such Agreement may be amended, supplemented, modified or otherwise changed from time to time. Unless otherwise provided herein, reference to any Section or to any Schedule or Exhibit shall refer to such Section in the
                                   Agreement or to such Schedule or Exhibit attached to the Agreement.
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                                                           6



                                 EXHIBIT 6.8(a)

                             DISCLOSURE TO EMPLOYEES

                                   EXHIBIT 7.1

                             PERSONAL INJURY ACTIONS


1. Felix Aguiluz and Jasmina Aguiluz, plaintiffs versus Gerel Corp. and Mark Zeff Consulting Group, defendants, Index No. 115216/96.


2. Felix Aguiluz and Jasmina Aguiluz, plaintiffs, versus Midtown Glass Inc. and Griffin Clothing Store, defendants, Index No. 128353/94,


and


3. Griffin Clothing Store, third party plaintiff versus Barry Friedman, Mark Zeff Consulting Group and Felix Chaves, third party defendants, Index No. 5 91063/95.